EXECUTION COPY
                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  By and among

                             AUTO DATA NETWORK INC.,

                    CAR PARTS TECHNOLOGIES ACQUISITION INC.,

                                       and

                           CARPARTS TECHNOLOGIES, INC.

                           Dated as of August 2, 2004

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS 1
         ------------

         SECTION 1.01          Definitions.......................................................................1

ARTICLE II THE MERGER 7
          -----------

         SECTION 2.01          The Merger........................................................................7
                               ----------
         SECTION 2.02          Effective Time; Closing...........................................................7
                               -----------------------
         SECTION 2.03          Effect of the Merger..............................................................7
                               --------------------
         SECTION 2.04          Certificate of Incorporation; By-laws.............................................8
                               -------------------------------------
         SECTION 2.05          Directors and Officers............................................................8
                               ----------------------
         SECTION 2.06          Conversion of Securities..........................................................8
                               ------------------------
         SECTION 2.07          [INTENTIONALLY OMITTED]..........................................................10
                               -----------------------
         SECTION 2.08          Employee Stock Options, Company Warrants, Company Preferred Stock and
                               ----------------------------------------------------------------------
                               Other Securities.................................................................10
                               ----------------
         SECTION 2.09          Exchange of Certificates; Escrow.................................................11
                               --------------------------------
         SECTION 2.10          Appraisal Rights.................................................................12
                               ----------------
         SECTION 2.11          Stock Transfer Books.............................................................13
                               --------------------

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................................13

         SECTION 3.01          Organization and Qualification; Subsidiaries.....................................13
                               --------------------------------------------
         SECTION 3.02          Certificate of Incorporation and By-laws.........................................14
                               ----------------------------------------
         SECTION 3.03          Capitalization...................................................................14
                               --------------
         SECTION 3.04          Authority Relative to this Agreement.............................................15
                               ------------------------------------
         SECTION 3.05          No Conflict; Required Filings and Consents.......................................15
                               ------------------------------------------
         SECTION 3.06          Permits; Compliance..............................................................16
                               -------------------
         SECTION 3.07          Financial Statements; Absence of Certain Changes.................................16
                               ------------------------------------------------
         SECTION 3.08          Absence of Litigation............................................................17
                               ---------------------
         SECTION 3.09          Property and Leases..............................................................17
                               -------------------
         SECTION 3.10          Intellectual Property............................................................18
                               ---------------------
         SECTION 3.11          Taxes............................................................................19
                               -----
         SECTION 3.12          Environmental Matters............................................................20
                               ---------------------
         SECTION 3.13          Insurance........................................................................20
                               ---------
         SECTION 3.14          Related Party Transactions.......................................................20
                               --------------------------
         SECTION 3.15          Company Material Contracts.......................................................20
                               --------------------------
         SECTION 3.16          Brokers..........................................................................21
                               -------
         SECTION 3.17          Employee Benefit Plans...........................................................21
         SECTION 3.18          Labor Matters....................................................................23
                               -------------


ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT.............................................................24
          -----------------------------------------

         SECTION 4.01          Corporate Organization...........................................................24
                               ----------------------
         SECTION 4.02          Certificate of Incorporation and By-laws.........................................25
                               ----------------------------------------
         SECTION 4.03          Capitalization...................................................................25
                               --------------
         SECTION 4.04          Authority Relative to this Agreement.............................................25
                               ------------------------------------
         SECTION 4.05          No Conflict; Required Filings and Consents.......................................26
                               ------------------------------------------
         SECTION 4.06          Permits; Compliance..............................................................26
                               -------------------
         SECTION 4.07          SEC Filings; Financial Statements................................................27
                               ---------------------------------
         SECTION 4.08          Absence of Litigation............................................................28
                               ---------------------
         SECTION 4.09          Property and Leases..............................................................28
                               -------------------
         SECTION 4.10          Intellectual Property............................................................28
                               ---------------------
         SECTION 4.11          Taxes............................................................................29
                               -----

ARTICLE V ADDITIONAL AGREEMENTS.................................................................................30
         ----------------------

         SECTION 5.01          Registration Statement...........................................................30
                               ----------------------
         SECTION 5.02          Proxy Statement..................................................................33
                               ---------------
         SECTION 5.03          Appropriate Action; Consents; Filings............................................33
                               -------------------------------------
         SECTION 5.04          Access to Information; Confidentiality...........................................34
                               --------------------------------------
         SECTION 5.05          Indemnification and Insurance....................................................34
                               -----------------------------
         SECTION 5.06          Notification of Certain Matters..................................................36
                               -------------------------------
         SECTION 5.07          Claims for Parent Damages........................................................36
                               -------------------------
         SECTION 5.08          Listing Requirements.............................................................36
                               --------------------
         SECTION 5.09          Authorized Capital Stock.........................................................37
                               ------------------------
         SECTION 5.10          Employee Carveout Plan...........................................................38
                               ----------------------

ARTICLE VI TERMINATION, AMENDMENT AND WAIVER....................................................................38

         SECTION 6.01          Termination......................................................................38
                               -----------
         SECTION 6.02          Effect of Termination............................................................38
                               ---------------------
         SECTION 6.03          Amendment........................................................................39
                               ---------
         SECTION 6.04          Waiver...........................................................................39
                               ------
         SECTION 6.05          Sole Remedy......................................................................39
                               -----------

ARTICLE VII GENERAL PROVISIONS..................................................................................39
           -------------------

         SECTION 7.01          Survival of Representations and Warranties.......................................39
                               ------------------------------------------
         SECTION 7.02          Notices..........................................................................39
                               -------
         SECTION 7.03          Severability.....................................................................40
                               ------------
         SECTION 7.04          Entire Agreement; Assignment.....................................................40
                               ----------------------------
         SECTION 7.05          Parties in Interest..............................................................40
                               -------------------
         SECTION 7.06          Specific Performance.............................................................40
                               --------------------
         SECTION 7.07          Governing Law....................................................................40
                               -------------
         SECTION 7.08          Waiver of Jury Trial.............................................................41
                               --------------------
         SECTION 7.09          Headings.........................................................................41
                               --------
         SECTION 7.10          Counterparts.....................................................................41
                               ------------
         SECTION 7.11          Transaction Fees.................................................................41
                               ----------------
         SECTION 7.12          Closing Efforts..................................................................41
                               ---------------

      AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of August 2, 2004 (this "Agreement"), by and among Auto Data Network Inc., a Delaware corporation ("Parent"), Car Parts Technologies Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and CarParts Technologies, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, the parties hereto desire to effectuate a transaction pursuant to which the Company shall merge with and into Merger Sub and Merger Sub shall continue as the surviving corporation (the "Merger") in accordance with the General Corporation Law of the State of Delaware ("Delaware Law");

      WHEREAS, the Board of Directors of the Company (the "Board") has (i) determined that the Merger is fair to the holders of Shares (as defined in Section 2.06(a)) and is in the best interests of such stockholders and (ii) approved this Agreement and the transactions contemplated hereby and unanimously has recommended that the stockholders of the Company adopt this Agreement;

      WHEREAS, the Board of Directors of each of Parent and Merger Sub has approved and adopted this Agreement and the transactions contemplated hereby;

      WHEREAS, as an inducement to Parent and Merger Sub to enter into this Agreement, the Sellers identified on the Schedule I hereto have entered into an Escrow Agreement with Parent, the Merger Sub, the Company and The Bank of New York, as escrow agent (the "Escrow Agent"), dated as of August 6, 2004 (the "Escrow Agreement"); and

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

                                   DEFINITIONS

SECTION 1.01    Definitions.  (a) For purposes of this Agreement:
                  -----------

                "Agreement" shall have the meaning set forth in the Preamble.

                "Balance Sheet" shall have the meaning set forth in Section 3.07(b).

                "Board" shall have the meaning set forth in the Recitals.

                "Capital Stock Penalty Warrant" shall have the meaning set forth in Section 5.09.

                "Capital Stock Warrant Issuance Trigger Date" shall have the meaning set forth in Section 5.09.

                "Cash Payment" shall have the meaning set forth in Section 2.06(f).

                "Certificate  of Merger"  shall have the  meaning set forth in
                Section 2.02.

                "Certificates" shall have the meaning set forth in Section 2.09(a).

                "Claim  Certificate"  shall  have  the  meaning  set  forth in
                Section 5.07(c).

                "Claim Dispute" shall have the meaning set forth in Section 5.07(b).

                "Claim Notice" shall have the meaning set forth in Section 5.07(a).

                "Closing  Date"  shall have the  meaning  set forth in Section
                2.02.

                "Code" means the Internal Revenue Code of 1986, as amended.

                "Company" shall have the meaning set forth in the Preamble.

                "Company  Action"  shall have the meaning set forth in Section
                3.08.

      "Company Audited Financial Statements" means the consolidated income statements of the Company and its Subsidiaries, if any, for the fiscal years ended December 31, 2003 and December 31, 2002, and the consolidated balance sheets of the Company and its Subsidiaries, if any, as at the end of each such period, in each case prepared by the Company and its Subsidiaries, which have been audited and reported upon by the Company's independent certified public accountants. The Company Audited Financial Statements shall have been prepared by the Company on the basis of the books and records maintained by the Company and its subsidiaries in the ordinary course of business in a manner consistently used and applied throughout the period involved. The Company Audited Financial Statements shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each shall fairly present, in all material respects, the consolidated financial position and results of operations of the Company and its consolidated subsidiaries as at the respective dates thereof and for the respective periods indicated therein. By delivering financial statements to Parent and designating them Company Audited Financial Statements, Company shall be deemed to represent that the same constitute the Company Audited Financial Statements as defined herein.

      "Company Common Stock" shall have the meaning set forth in Section
2.06(a).

      "Company Disclosure Schedules" means the disclosure schedules referred to herein and delivered by the Company to Parent on the date hereof.

      "Company Indemnified Parties" shall have the meaning set forth in Section 5.05(a).

      "Company Intellectual Property" shall mean any Intellectual Property that was conceived or developed by an employee of the Company during his/her term of employment with the Company or is otherwise owned by the Company.

      "Company Material Contracts" shall have the meaning set forth in Section 3.15(b).

      "Company Permits" shall have the meaning set forth in Section 3.06.

      "Company Preferred Stock" shall have the meaning set forth in Section 2.06(a).

      "Company Required Approvals" shall have the meaning set forth in Section 3.05(b).

      "Company Stock Option Plans" shall have the meaning set forth in Section 2.08(a).

      "Company Warrants" shall have the meaning set forth in Section 2.08(c).

      "Confidentiality Agreement" shall have the meaning set forth in Section 5.04(b).

      "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

      "CORE Carveout Payment" shall mean $88,250.

      "Delaware Law" shall have the meaning set forth in the Recitals.

      "Effective Time" shall have the meaning set forth in Section 2.02.

      "Employee Carveout Payment" shall mean $176,500.

      "Employee Carveout Plan" shall mean that certain plan to be adopted by the Company, which shall be reasonably acceptable to the participants thereunder.

      "Environmental Laws" means any United States federal, state, local or non-United States laws or regulations in effect as of the date hereof relating to (i) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (iii) pollution or protection of the environment, health or natural resources.

      "Environmental Permits" shall have the meaning set forth in Section 3.12.

      "Escrow Agent" shall have the meaning set forth in the Recitals.

      "Escrow Agreement" shall have the meaning set forth in the Recitals.

      "Escrow Amounts" shall have the meaning set forth in Section 2.09(g).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Filing Extension Period" shall have the meaning set forth in Section 5.01(a)(1).

      "Financial Statements" shall have the meaning set forth in Section
3.07(a).

      "GAAP" means United States generally accepted accounting principles, consistently applied.

      "Governmental Authority" means any: (i) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (iv) multinational organization or body; or (v) individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

      "Hazardous Substances" means (i) those substances defined in or regulated as hazardous or toxic substances, materials or wastes under any applicable Environmental Law; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; and (v) any other contaminant.

      "Indemnified Parties" means, collectively, the Company Indemnified Parties and the Parent Indemnified Parties.

      "Initial Certificate of Designations" means the Certificate of Designations, Preferences and Rights of Series D-1 Convertible Preferred Stock of Parent substantially in the form attached hereto as Exhibit A-1, which shall set forth the rights, preferences and privileges of the Initial Junior Preferred Stock.

      "Initial Junior Preferred Stock" means the capital stock of Parent designated as Series D-1 Convertible Preferred Stock of Parent in the Initial Certificate of Designations.

      "Initial Merger Consideration Payment" shall have the meaning set forth in
Section 2.06(b).

      "Initial Valuation Amount" shall have the meaning set forth in Section 2.06(b).

      "Intellectual Property" shall mean each of the following, and all of the following, and all rights in, arising out of, or associated therewith: (A) all United States and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (B) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists; (C) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world; (D) all industrial designs and any registrations and applications therefor throughout the world; (E) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world; (F) all computer software including all source code, object code, firmware, development tools, files records and data, all media on which any of the foregoing is recorded; and (H) all internet addresses, sites and domain names.

      "knowledge of the Company" means the actual knowledge of the Company and the actual knowledge of the Company's executive officers, and the knowledge such executive officers should reasonably have after due inquiry.

      "Laws" means any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order.

      "Liens" shall have the meaning set forth in Section 3.01(b).

      "Loan and Security Agreement" shall mean that certain Loan and Security Agreement of even date herewith by and between Parent, the Company and certain of its Subsidiaries.

      "material adverse change" or "material adverse effect" shall have the meaning set forth in Section 3.01(a).

      "Merger" shall have the meaning set forth in the Recitals. "Merger Consideration" shall have the meaning set forth in Section 2.06(a).

      "Merger Consideration Setoff" shall have the meaning set forth in Section 5.07(c).

      "Merger Notes" shall have the meaning set forth in Section 2.06(c).

      "Merger Shares" means the shares of Parent's securities issued or issuable as the Merger Consideration in accordance with Sections 2.06(a), (b) and (c) herein.

      "Merger Sub" shall have the meaning set forth in the Preamble.

      "Note(s)" shall mean (i) the Note or Notes issued by the Company to Parent to reflect borrowings under the Loan and Security Agreement and (ii)) the Amended and Restated Loan Agreement dated April 29, 2004 by and between the Company and Parent.

      "Original Agreement" shall have the meaning set forth in Section 6.01(a).

      "Outstanding Loan Amount" shall equal any amount of principal outstanding on the Note(s) at the Effective Time.

      "Parent" shall have the meaning set forth in the Preamble.

      "Parent Action" shall have the meaning set forth in Section 4.08.

      "Parent Capital Increase Amendment" shall have the meaning set forth in
Section 5.09.

      "Parent Capital Increase Extension Period" shall have the meaning set forth in Section 5.09.

      "Parent Common Stock" means the common stock, $0.01 par value per share, of Parent.

      "Parent Damages" shall have the meaning set forth in Section 5.05(b).

      "Parent Disclosure Schedules" means the disclosure schedules referred to herein and delivered by Parent to the Company on the date hereof.

      "Parent Indemnified Parties" shall have the meaning set forth in Section 5.05(b).

      "Parent Junior Preferred Stock" means, collectively, the Initial Junior Preferred Stock and the Subsequent Junior Preferred Stock.

      "Parent Proxy Statement" shall have the meaning set forth in Section 5.02.

      "Parent Permits" shall have the meaning set forth in Section 4.06.

      "Parent Registered Intellectual Property" shall have the meaning set forth in Section 4.10(a)(i).

      "Parent SEC Reports" shall have the meaning set forth in Section 4.07(a).

      "Penalty Warrant" shall have the meaning set forth in Section 5.01(a)(3).

      "Permitted Liens" shall have the meaning set forth in Section 3.09(a).

      "person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

      "Registered Intellectual Property" means any Intellectual Property that is the subject of an application, certificate, filing or registration issued by, filed with, or recorded by, any state, government or other public legal authority, including all United States, international and foreign: (A) patents, patent applications (including provisional applications); (B) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; and (C) registered copyrights and applications for copyright registration.

      "Registrable Securities" shall have the meaning set forth in Section 5.01(a)(1).

      "Registration Effectiveness Extension Period" shall have the meaning set forth in Section 5.01(a)(2).

      "Registration Statement" shall have the meaning set forth in Section 5.01(a)(1).

      "SEC" means the United States Securities and Exchange Commission. ---

      "Second Merger Consideration Payment" shall have the meaning set forth in
Section 2.06(c).

      "Second Valuation Amount" shall have the meaning set forth in Section 2.06(c).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Sellers" shall have the meaning set forth in Section 5.01(b).

      "Sellers' Representative" shall mean Rho Management Trust I, as representative for the Sellers, to take any action required to be taken by such Sellers under this Agreement, including, without limitation, receiving of any notices and the right to waive, modify or amend any and all actions taken by the Sellers' Representative on each such holder's behalf.

      "Settlement Agreement" shall have the meaning set forth in Section 2.06(a)(A)(ii).

      "Shares" shall have the meaning set forth in Section 2.06(a).

      "Subsequent Certificate of Designations" means the Certificate of Designations, Preferences and Rights of Series D-2 Convertible Preferred Stock of Parent substantially in the form attached hereto as Exhibit A-2, which shall set forth the rights, preferences and privileges of the Subsequent Junior Preferred Stock.

      "Subsequent Junior Preferred Stock" means the capital stock of Parent designated as Series D-2 Convertible Preferred Stock of Parent in the Subsequent Certificate of Designations.

      "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, Parent or any other person means an entity controlled by such person, directly or indirectly, through one or more intermediaries.

      "Surviving Corporation" shall have the meaning set forth in Section 2.01.

      "Tail Policy Deduction" shall have the meaning set forth in Section
5.05(e).

      "Tax" or "Taxes" means (i) means all taxes, however, denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state or local government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, and other obligations of the same or of a similar nature to any of the foregoing, which are required to be paid, withheld or collected, (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, or otherwise through operation of law, and (iii) any liability for the payment of amounts described in clauses (i) or (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person.

      "Tax Returns" means all reports, estimates, declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

      "Transaction Fees" shall have the meaning set forth in Section 7.11.

      "Warrant Issuance Trigger Date" shall have the meaning set forth in
Section 5.01(a)(3).

                                   ARTICLE II

                                   THE MERGER

      SECTION 2.01 The Merger. In accordance with Delaware Law and subject to and upon the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), the Company shall be merged with and into Merger Sub. As a result of the Merger, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

      SECTION 2.02 Effective Time; Closing. On the Closing Date (as defined below), the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of Delaware Law (the date and time of such filing being the "Effective Time"). Unless mutually agreed to by the parties hereto, the closing shall occur on August 6, 2004 (the "Closing Date"), at the offices designated by Parent.

      SECTION 2.03 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

      SECTION 2.04 Certificate of Incorporation; By-laws.

            (a) At the Effective Time, the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by Delaware Law and such certificate of incorporation.

            (b) At the Effective Time, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided by Delaware Law, the certificate of incorporation of the Surviving Corporation and such by-laws.

      SECTION 2.05 Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or dismissal. The Company shall cause the officers and directors of the Company to submit their resignations to the Surviving Corporation as of the Effective Time.

      SECTION 2.06 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of their respective securities:

            (a) Subject to Section 2.09, each share of Company Common Stock, par value $0.01 per share (the "Company Common Stock" or the "Shares"), issued and outstanding at the Effective Time (other than shares canceled pursuant to Section 2.06(d), if any), assuming full conversion of all of the issued and outstanding shares of preferred stock of the Company, par value $0.01 per share ("Company Preferred Stock") immediately prior to the Effective Time, including all accrued and unpaid dividends thereon, shall be exchanged and converted automatically into the right to receive the "Merger Consideration." The "Merger Consideration" shall mean that number of shares of Parent Initial Junior Preferred Stock and Parent Subsequent Junior Preferred Stock equal to the value obtained by use of the following ratio:

            (A) the numerator being Twelve Million Six Hundred Fifty Thousand Dollars ($12,650,000) minus the sum of

            (i) the Outstanding Loan Amount,

            (ii) any payments made by the Parent in connection with the Guaranty Agreement, dated as of June 27, 2003, whereby Parent has guaranteed certain payment obligations of the Company's Subsidiary named in the Amended and Restated Settlement Agreement and Release, dated as of June 27, 2003, as amended to date (the "Settlement Agreement"), excluding payments of principal and interest which would otherwise be payable by the Company in connection with the Guaranty Agreement after the Closing Date,

            (iii) the payment obligations of the Company in the amount of One Million Dollars ($1,000,000) pursuant to the Settlement Agreement, as amended to date, to fully satisfy such obligations to the former stockholders of Anderson BDG Corporation,

            (iv) the CORE Carveout Payment,

            (v) the Employee Carveout Payment,

            (vi) the Cash Payment (as defined in Section 2.06(f) below),

            (vii) to the extent applicable, the Tail Policy Deduction (as defined in Section 5.05(b) herein), and

            (viii) to the extent applicable, the Transaction Fees (as defined in Section 7.11 herein).

            (B) the denominator being the number of outstanding shares of Company Common Stock on the Closing Date. For purposes of this Section 2.06, Company Common Stock shall include all shares of Company Common Stock into which Company Preferred Stock may be converted as of the Closing Date. The Company hereby agrees that all outstanding shares of Company Preferred Stock shall be converted into Company Common Stock at or prior to the Effective Time.

Notwithstanding anything to the contrary set forth in this Section 2.06(a), to the extent the Company has not fully paid, as of the Closing Date, (i) the ADN Carveout (as defined in the Settlement Agreement) to the stockholders of Anderson BDG pursuant to the Settlement Agreement or (ii) the CORE Carveout Payments, all amounts necessary to fully satisfy each such obligation shall be paid by Parent such that (i) the ADN Carveout shall be paid by Parent on February 28, 2005, in cash or shares of tradeable Parent Common Stock having a value equal to the closing price of Parent Common Stock on its principal trading market on the immediately preceding day, the form of which payment shall be at Parent's sole discretion, and (ii) the CORE Carveout Payments shall be paid by Parent in two (2) installments on the Closing Date and February 28, 2005 in accordance with Sections 2.06(b) and (c) below.

The Employee Carveout Payment shall be paid by Parent on February 28, 2005 pursuant to the terms and conditions of the Employee Carveout Plan; provided that Parent shall have the absolute and sole discretion to make such payment in cash or Parent Common Stock (based upon the Second Valuation Amount). In no event shall Parent or Merger Sub make payments of the ADN Carveout, the CORE Carveout Payments, the Employee Carveout Payments, the Initial Merger Consideration Payment (as hereafter defined), and the Second Merger Consideration Payment (as hereafter defined) in excess 9,799,955.

      (b) At the Effective Time, fifty-five percent (55%) of the Merger Consideration (the "Initial Merger Consideration Payment") shall be paid in shares of Initial Parent Junior Preferred Stock with each share of Parent Junior Preferred Stock having a value (the "Initial Valuation Amount") equal to the 30-day trailing average of the closing stock price of the Parent Common Stock prior to the Effective Time on its principal trading market; provided that such Initial Valuation Amount shall in no event exceed $3.70 or be less than $1.90.

      (c) Subject to Section 5.07(c), on February 28, 2005, the remaining forty-five percent (45%) of the Merger Consideration (the "Second Merger Consideration Payment") shall be paid in shares of Subsequent Parent Junior Preferred Stock having a value (the "Second Valuation Amount") equal to the 30-day trailing average of the closing stock price of Parent Common Stock prior to February 28, 2005 on its principal trading market; provided, that the Second Valuation Amount shall in no event exceed $3.70 or be less than $1.90. Notwithstanding anything to the contrary set forth herein, any of the holders of the Shares shall have the right, upon prior written notice delivered to the Company or Parent no later than two (2) days before the Closing Date, to elect to receive the Second Merger Consideration Payment on the Closing Date as an unsecured convertible promissory note (the "Merger Notes"), in the form attached hereto as Exhibit B.

      (d) Each share of capital stock held in the treasury of the Company and each share of capital stock otherwise owned by any Subsidiary of the Company immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto.

      (e) Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

      (f) Notwithstanding anything to the contrary set forth herein, the persons listed on Exhibit C hereto, shall receive a cash payment (the "Cash Payment") on the Effective Time in lieu of their respective portion of the Merger Consideration, equal to the value of the Shares held by each such person based upon the Initial Valuation Amount.

      SECTION 2.07 [INTENTIONALLY OMITTED].

      SECTION 2.08 Employee Stock Options, Company Warrants, Company Preferred Stock and Other Securities.

      (a) At the Effective Time, each outstanding option to purchase Shares under any Company stock option, stock purchase, restricted stock, phantom stock or similar plan (the "Company Stock Option Plans") that is not exercised on or prior to the Closing Date, will terminate. Prior to the Closing Date, the Company shall take any corporate action necessary to effectuate the foregoing and the Company shall give any required notice to participants in the Company Stock Option Plans of the cancellation of the plan, and that each participant shall have the right to exercise his or her outstanding option(s) under the plan in full.

      (b) On or prior to the Effective Time, the Company shall take all action that may be necessary (under the plans pursuant to which Company Options are outstanding and otherwise) to effectuate the provisions of this Section 2.08 and to ensure that, from and after the Effective Time, holders of Company Options have no rights in connection with the Merger with respect thereto other than those specifically provided in this Section 2.08.

      (c) Except as set forth in Schedule 2.08 attached hereto, at the Effective Time, each outstanding option to purchase Shares under any warrant (the "Company Warrants") that is not exercised on or prior to the Closing Date, will terminate. Prior to the Closing Date, the Company shall take any corporate action necessary to effectuate the foregoing and the Company shall give any required notice to holders of Company Warrants of the cancellation of such Company Warrants, and each holder shall have the right to exercise his or her Company Warrant in full.

      (d) Except as set forth on Schedule 2.08 hereto, on or prior to the Effective Time, the Company shall take any and all corporate action necessary to cause each outstanding share of Company Preferred Stock, and any other security, right or other instrument or agreement to acquire, directly or indirectly, any security of the Company, whether by acquisition, exchange, exercise, conversion or otherwise, which has not converted into shares of the Company Common Stock on or prior to the Closing Date, to terminate or otherwise cease to be outstanding, without any monetary or other claim against the Company or its assets or Parent or Merger Sub, as of the Closing Date.

      SECTION 2.09 Exchange of Certificates; Escrow.

      (a) Exchange Procedures. As promptly as practicable after the Effective Time, Parent shall cause the Escrow Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Parent, and shall be in customary form) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the right to receive the Merger Consideration or Cash Payment, as the case may be. Upon surrender to the Escrow Agent of a Certificate for cancellation, together with such letter of transmittal, duly executed, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration or Cash Payment, as the case may be, in accordance with Section 2.06(b), (c) and (f), which such holder has the right to receive in respect of the Shares formerly represented by such Certificate (after taking into account all Shares then held by such holder), cash in lieu of fractional Merger Shares to which such holder is entitled pursuant to Section 2.09(d) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.09(b), and the Certificate so surrendered shall forthwith be cancelled; provided, however, that Merger Consideration or Cash Payment, as the case may be, shall be deemed to have been deposited in escrow by such holder with the Escrow Agent, and shall be held in escrow by the Escrow Agent and shall be released only upon the terms set forth in the Escrow Agreement. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, the Merger Consideration or Cash Payment, as the case may be, such holder has the right to receive in respect of the Shares, cash in lieu of any fractional Merger Shares to which such holder is entitled pursuant to Section 2.09(d) and any dividends or other distributions which such holder is entitled pursuant to Section 2.09(b), may be issued/distributed to a transferee if the Certificate representing such Shares is presented to Parent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.09, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration or Cash Payment, as the case may be, which such holder has the right to receive in respect of the Shares formerly represented by such Certificate, cash in lieu of any fractional Merger Shares to which such holder is entitled pursuant to Section 2.09(d) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.09(b).

      (b) Distributions with Respect to Unexchanged Shares of Parent Securities. No dividends or other distributions declared or made after the Effective Time with respect to Merger Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to Merger Shares represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.09(d), until the holder of such Certificate shall surrender such Certificate. Subject to the effect of escheat, Tax or other applicable Laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of Merger Shares issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of Merger Shares to which such holder is entitled pursuant to Section 2.09(d) and the amount of dividends or other distributions with a record date after the Effective Time and theretofor paid with respect to such whole shares of Merger Shares, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of Merger Shares.

      (c) No Further Rights in Company Common Stock. All Merger Shares issued upon conversion of the Shares (including any cash paid pursuant to Section 2.09(b) or (d)) and Cash Payments made shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares.

      (d) No Fractional Shares. No certificates or scrip representing fractional shares of Merger Shares shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. Each holder of a fractional share interest shall be paid an amount in cash equal to the product obtained by multiplying (i) such fractional share interest to which such holder (after taking into account all fractional share interests then held by such holder) would otherwise be entitled by (ii) the Initial Valuation Amount or the Second Valuation Amounts, as applicable. From time to time after the Effective Time, as promptly as practicable after the determination of the amount of cash, if any, to be paid to any holders of fractional share interests who have surrendered Certificates to Parent, Parent shall forward payments to such holder of fractional share interests subject to and in accordance with the terms of Sections 2.09(b) and (d).

      (e) No Liability. Neither Parent nor the Company shall be liable to any holder of Shares for any such Shares (or dividends or distributions with respect hereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.

      (f) Withholding Rights. Each of Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

      (g) Escrow. Immediately after the Effective Time, Parent shall deliver to the Escrow Agent the Initial Merger Consideration, the Cash Payment, the Merger Notes, and fifty-five percent (55%) of the CORE Carveout Payment (collectively, the "Escrow Amounts"). The Escrow Amounts shall be held by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement. The Escrow Amounts shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement. The Escrow Amounts shall be released pursuant to the terms and conditions of the Escrow Agreement upon delivery to Parent of the Company Audited Financial Statements. The adoption of this Agreement and the approval of the Merger by the stockholders of the Company shall constitute (i) approval of the Escrow Agreement and of all of the arrangements relating thereto, including the placement of the Escrow Amounts in escrow and the appointment of the Sellers' Representative and the (ii) agreement of such stockholders to indemnify the Sellers' Representative in respect of, and hold it harmless against, any and all costs, expenses, claims, losses and damages incurred or suffered by the Sellers' Representative or any of its affiliates resulting from or relating to any actions taken or omissions in its capacity as Sellers' Representative.

      SECTION 2.10 Appraisal Rights. To the extent holders of Shares exercise appraisal rights pursuant to the applicable provisions of Delaware Law, the Shares of such holder shall not be converted into the right to receive the Merger Consideration, but the applicable amount of Merger Consideration shall be held by Parent subject to the provisions of Delaware Law. If any such holder fails to protect or withdraws or loses its appraisal rights, such Shares shall then be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration.

      SECTION 2.11 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such Shares except as otherwise provided herein or by any Laws. On or after the Effective Time, any Certificates presented to Parent for any reason shall be converted into shares of Merger Shares, any cash in lieu of fractional shares of Merger Shares to which the holders thereof are entitled pursuant to Section 2.09(d), any cash to which the holders thereof are entitled pursuant to Section 2.09(f) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.09(b).

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to Parent that the statements contained in this Article III are true and correct, except as set forth in the Company Disclosure Schedules. The Company Disclosure Schedules shall be arranged in paragraphs corresponding to numbered and lettered sections contained in this
Article III, and the disclosures in any paragraph of the Company Disclosure Schedules shall qualify other sections in this Article III to the extent it is reasonably and readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections. Neither the Company nor its Subsidiaries has made or shall be deemed to have made any representation or warranty to Parent or Merger Sub other than as set forth in this Article III and the Company Disclosure Schedules.

      SECTION 3.01 Organization and Qualification; Subsidiaries.

      (a) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not, individually or in the aggregate, have a material adverse effect on the Company. As used in this Agreement, the terms "material adverse change" or "material adverse effect" means, when used in reference to a person or entity, any change, effect, event, circumstance, occurrence or state of facts that is, or which reasonably could be expected to be, materially adverse to the business, assets, liabilities, condition (financial or otherwise), cash flows or results of operations of such party and its subsidiaries, considered as an entirety; provided, however, that the following shall not be taken into account or given effect, either individually or in the aggregate, in determining whether there has occurred or there reasonably could be expected to occur, or whether there exists a change, effect, event, circumstance, occurrence or state of facts that is or which reasonably could be expected to be, a material adverse change or a material adverse effect: (i) any change, effect, event, circumstance, occurrence or state of facts relating to the United States economy or financial or securities markets in general (but only to the extent not constituting or arising from a banking moratorium or general suspension of trading for more than 10 consecutive trading days on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association or not otherwise involving a decline in the Dow Jones Industrial Average of more than 35% measured over any five AMEX-trading day period), (ii) any adverse change, effect, event, circumstance, occurrence or state of facts relating to the automotive industry to the extent not affecting the referent person to a disproportionately greater extent than other persons in industries in which the referent person competes are or could reasonably be expected to be affected, or
(iii) any change, effect, event, circumstance, occurrence or state of facts directly relating to and arising out of the public announcement or performance of this Agreement and the transactions contemplated hereby. Except as set forth in Schedule 3.01(a) of the Company Disclosure Schedules, the Company and its Subsidiaries are duly qualified or licensed as a foreign corporation to do business, and are in good standing, in each jurisdiction listed in the Company Disclosure Schedules, where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a material adverse effect on the Company.

      (b) Section 3.01(b) of the Company Disclosure Schedules lists the names and jurisdiction of incorporation or organization of all the Subsidiaries of the Company, whether consolidated or unconsolidated. The outstanding securities of the Subsidiaries of the Company are set forth in Section 3.01(b) of the Company Disclosure Schedules and all outstanding shares of capital stock of, or other equity interests in, each such Subsidiary: (i) have been duly authorized, validly issued and are fully paid and nonassessable; (ii) are owned directly or indirectly by the Company, free and clear of all pledges, claims, liens, charges, encumbrances, adverse claims, mortgages and security interests of any kind or nature whatsoever (collectively, "Liens"); and (iii) are free of all other restrictions (including restrictions on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) that would prevent the operation by the Parent or Merger Sub of such Subsidiary's business as presently conducted. Except as set forth above or in Section 3.01(b) of the Company Disclosure Schedules, the Company does not own, directly or indirectly, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

      SECTION 3.02 Certificate of Incorporation and By-laws. The Company has heretofor made available to Parent a complete and correct copy of the certificate of incorporation and the by-laws or equivalent organizational documents, each as amended to date, of the Company and its Subsidiaries. Except as set forth in Schedule 3.02 of the Company Disclosure Schedules, such certificate of incorporation, by-laws or equivalent organizational documents (i) are in full force and effect as set forth in such copies and have not be amended and (ii) shall be delivered by the Company to Parent upon the request of Parent; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its certificate of incorporation, by-laws or equivalent organizational documents.

      SECTION 3.03 Capitalization. The authorized capital stock of the Company consists of 500,000 shares of Company Common Stock and 500,000 shares of Company Preferred Stock. As of the date hereof, (a) (i) 77,971 shares of Company Common Stock and (ii) 302,487 shares of Company Preferred Stock are issued and outstanding all of which are validly issued, fully paid and nonassessable, (b) 60 shares of Company Common Stock and no shares of Company Preferred Stock are held in the treasury of the Company, (c) no shares of Company Common Stock or Company Preferred Stock are held by the Subsidiaries of the Company, and (d) four shares of Company Common Stock are reserved for future issuance pursuant to outstanding employee stock options or stock incentive rights granted pursuant to the Company Stock Option Plans. As of the date hereof, there are Company Warrants exercisable for six shares of Company Common Stock outstanding. Such copies of the Company Stock Option Plans and the Company Warrants shall be delivered by the Company to Parent upon the request of Parent; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby. Except as set forth on
Schedule 3.03 of the Company Disclosure Schedules, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or its Subsidiaries or obligating the Company or its Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or its Subsidiaries. Except as set forth on Schedule 3.03 of the Company Disclosure Schedules, there are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any Company Common Stock or Company Preferred Stock or any capital stock of its Subsidiaries or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, its Subsidiaries or any other person. Except as set forth on Schedule 3.03 of the Company Disclosure Schedules, each outstanding share of capital stock of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and each such share is owned by the Company free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or its Subsidiaries' voting rights, charges and other encumbrances of any nature whatsoever. As of the Closing Date, there will be no options, warrants or other rights, agreements, arrangements or commitments of any character related to the issued or unissued capital stock of the Company or its Subsidiaries or obligating the Company or its Subsidiaries to sell any shares of capital stock or, or other equity interests in, the Company or its Subsidiaries. As of the Closing Date, there will be no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any Company Common Stock or Company Preferred Stock or any capital stock of its Subsidiaries or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, its Subsidiaries or any other person. As of the Closing Date, each outstanding share of capital stock of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and each such share is owned by the Company free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or its Subsidiaries' voting rights, charges and other encumbrances of any nature whatsoever.

      SECTION 3.04 Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger (other than the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      SECTION 3.05 No Conflict; Required Filings and Consents.

      (a) Except as set forth in Schedule 3.05 of the Company Disclosure Schedules, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the certificate of incorporation or by-laws or equivalent organizational documents of the Company or its Subsidiaries, (ii) subject to obtaining the Company Required Approvals (as defined below), if any, conflict with or violate any Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company. The Company hereby represents and warrants to Parent that the terms of Section 5.05 of this Agreement, including, without limitation, the limitation set forth in Section 5.05(a), do not conflict with any agreement between the Company and any Company Indemnified Party, and are binding upon every Company Indemnified Party.

      (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for filing and recordation of appropriate merger documents as required by Delaware Law (the "Company Required Approvals"), which shall be filed and recorded at the Effective Time, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would neither prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company.

      SECTION 3.06 Permits; Compliance. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have, or the suspension or cancellation of, any of the Company Permits would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company. As of the date hereof, no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Company Permits would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company. Neither the Company nor any of its Subsidiaries is in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, Company Permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any property or asset of the Company or any of its Subsidiaries is bound, except for any such conflicts, defaults, breaches or violations that would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company.

      SECTION 3.07 Financial Statements; Absence of Certain Changes.

      (a) The Company has furnished to Parent true, correct and complete copies of: (i) its unaudited financial statements for the fiscal years ended December 31,
2003 and December 31, 2002 and its unaudited financial statements as of June 30, 2004 (the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly present, in all material respects, the consolidated financial position and results of operations of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein.

      (b) Except as and to the extent set forth on the unaudited balance sheet of the Company and its consolidated Subsidiaries as of June 30, 2004 (the "Balance Sheet") attached hereto as Schedule 3.07 of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has any liability or obligation of any nature that would require disclosure in accordance with GAAP (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since June 30, 2004, which would not have a material adverse effect on the Company and are not in excess of $25,000 individually, or $50,000 in the aggregate.

      (c) Except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, and except as set forth in Schedule 3.07 of the Company Disclosure Schedules, since December 31, 2003, (i) there has not been any material adverse change in the Company or any event which either individually or when aggregated with other event(s) has or reasonably would be expected to have a material adverse effect on the Company and (ii) there are not, to the Company's knowledge, any facts, circumstances or events that make it reasonably likely that the Company will not be able to fulfill its obligations under this Agreement in all material respects.

      SECTION 3.08 Absence of Litigation. Except as set forth in Schedule 3.08(i) of the Company Disclosure Schedules, there is no litigation, suit, claim, action, proceeding or investigation (a "Company Action") pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries, or any property or asset of the Company or its Subsidiaries, before any Governmental Authority. Except as set forth in Schedule 3.08(ii) of the Company Disclosure Schedules, there is no Company Action pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries, or any property or asset of the Company or its Subsidiaries, that (a) would have a material adverse effect on the Company or (b) seeks to materially delay or prevent the consummation of the Merger. Except as set forth in Schedule 3.08(iii) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority that would prevent or materially delay consummation of the Merger or would have a material adverse effect on the Company. SECTION 3.09 Property and Leases.

      (a) Except as would not have a material adverse effect on the Company and except as set forth in Schedule 3.09 of the Company Disclosure Schedules, the property and assets owned, leased or used by the Company or any of its Subsidiaries are, in the aggregate, sufficient and adequate to carry on their respective businesses in all material respects as presently conducted and are, in the aggregate and in all material respects, in good operating condition and repair, normal wear and tear excepted, and the Company and its Subsidiaries are in possession of, and have good title to, or valid leasehold interests in or valid rights under contract to use, the said property and assets which are material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, other than Permitted Liens. As used in this Agreement, the term "Permitted Liens" shall mean: (i) Liens for taxes not yet due or delinquent or as to which there is a good faith dispute and for which there are adequate provisions on the books and records of the Company in accordance with GAAP, (ii) with respect to real property, any Lien, encumbrance or other title defect which is not in a liquidated amount (whether material or immaterial) and which does not, individually or in the aggregate, interfere materially with the current use or materially detract from the value or marketability of such property or assets (assuming it's continued use in the manner in which it is currently used) and
(iii) inchoate materialmen's, mechanics', carriers', workmen's and repairmen's liens arising in the ordinary course and not past due and payable or the payment of which is being contested in good faith by appropriate proceedings.

      (b) Neither the Company nor any Subsidiary owns any real property. Neither the Company nor any Subsidiary leases any real property except as set forth on
Schedule 3.09 of the Company Disclosure Schedules, and true and correct copies of each such lease, with all amendments and modifications thereto, have been made available to the Parent. Such leases shall be delivered by the Company to Parent upon the request of Parent; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby.

      (c) Except as set forth in Schedule 3.09 of the Company Disclosure Schedules, all leases of real property leased for the use or benefit of the Company or its Subsidiaries to which the Company or any of its Subsidiaries is a party, and all amendments and modifications thereto, are in full force and effect, and there exists no default under any such lease by the Company, any of its Subsidiaries or, to the knowledge of the Company, any landlord under such leases, nor any event which, with notice or lapse of time or both, would constitute a default thereunder by the Company, any of its Subsidiaries or, to the knowledge of the Company, any landlord under such leases, except as would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company. None of the leased real property has been assigned or sublet to a third party.

      (d) Except as set forth in Schedule 3.09 of the Company Disclosure Schedules, no officer, director or employee of the Company or any of its Subsidiaries, nor any holder of five percent (5%) or more of the Company's securities, or any other person or entity which may be deemed to be an affiliate of the Company, has any interest in any property or assets owned, leased or used by the Company or any Subsidiary in their respective businesses.

      SECTION 3.10 Intellectual Property.

      (a) Schedule 3.10 of the Company Disclosure Schedules lists all Registered Intellectual Property owned by the Company, the jurisdiction, office and nature of such registration, and the date of expiration of such registration (in the absence of additional filings or extensions).

      (b) Schedule 3.10 of the Company Disclosure Schedules lists all Registered Intellectual Property licensed by the Company, the jurisdiction, office and nature of such registration, and the date of expiration of such registration (in the absence of additional filings or extensions), the owner of such Registered Intellectual Property, the field of use and territorial scope of the license, and the period within which the license is effective.

      (c) Neither the Company nor any Subsidiary uses any Intellectual Property, including, without limitation, any Registered Intellectual Property, other than Intellectual Property which the Company either owns or licenses from third parties pursuant to valid licenses which are in full force and effect and which will survive the Closing pursuant to this Agreement, or Intellectual Property the loss of which would not result in a material adverse effect on the Company.

      (d) No officer, director or employee of the Company or any of its Subsidiaries, nor any holder of five percent (5%) or more of the Company's securities, or any other person or entity which may be deemed to be an affiliate of the Company, has any interest in any Intellectual Property owned, licensed or used by the Company or any Subsidiary in their respective businesses, except for any Intellectual Property the loss of which would not result in a material adverse effect on the Company.

      (e) Except as set forth in Schedule 3.10 of the Company Disclosure Schedules, all Company Intellectual Property is owned by the Company free and clear of any Liens, except for Permitted Liens, and the Company's rights in all other Intellectual Property are owned by the Company free and clear of any Liens, except for Permitted Liens, and the rights of the parties, if any, from whom the Company licenses any such Intellectual Property.

      (f) Schedule 3.10 of the Company Disclosure Schedules lists any proceedings or actions before any court or tribunal (including interferences before the United States Patent and Trademark Office) related to any of the Company Registered Intellectual Property. There is no pending or, to the Company's knowledge, threatened opposition, interference, invalidation or cancellation proceeding before any court or registration authority in any jurisdiction against the Company Registered Intellectual Property, except as set forth on Schedule 3.10. None of those proceedings or actions could result in a material adverse effect on the Company, except as set forth on Schedule 3.10 of the Company Disclosure Schedules.

      (g) Except as set forth in Schedule 3.10 of the Company Disclosure Schedules, the conduct of the Company's and its Subsidiaries' business as currently conducted or planned by the Company to be conducted does not, in any material respect, infringe upon (either directly or indirectly such as through contributory infringement or inducement to infringe), misappropriate or otherwise violate any Intellectual Property owned or controlled by any third party.

      (h) To the Company's knowledge, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property owned by or licensed to or by the Company or its Subsidiaries and no such claims have been made against a third party by the Company or its Subsidiaries.

      (i) To the extent that any Company Registered Intellectual Property have been developed or created by any Person other than the Company for which the Company has, directly or indirectly, paid, the Company has a written agreement with such Person with respect thereto and the Company thereby has obtained ownership thereof, or has obtained licenses thereto sufficient for the conduct of the Company's business as currently conducted and planned to be conducted, except where such failure would not have a material adverse effect on the Company. To the extent that any Company Intellectual Property exists that does not fall within the definition of Company Registered Intellectual Property, the Company has a written agreement with its employees requiring them to assign such Intellectual Property to the Company and the Company has obtained ownership thereof, except where the failure to do so would not have a material adverse effect on the Company.

      (j) As of the Closing Date, all necessary registration, maintenance and renewal fees in connection with the Company Registered Intellectual Property have been paid and all necessary documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant patent, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property, except where the failure to do so would not have a material adverse effect on the Company.

      (k) There are no contracts, licenses or agreements between the Company and any other Person with respect to Company Intellectual Property under which there is any dispute known to the Company likely to result in a material adverse effect on the Company regarding the scope of or performance under such contract, license or agreement, including with respect to any payments to be made or received by the Company thereunder.

      (l) To the knowledge of the Company, the Company has taken all commercially reasonable steps to protect the Company's rights in confidential information and trade secrets of the Company or provided by any other Person to the Company, the loss of which would cause a material adverse effect on the Company.

      SECTION 3.11 Taxes. (i) Except as set forth in Schedule 3.11 of the Company Disclosure Schedules, all Tax Returns required to be filed by or on behalf of the Company have been duly filed on a timely basis and such Tax Returns are true, complete and correct, except where such failure to do so would not have a material adverse effect on the Company; (ii) all Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by the Company with respect to items or periods covered by such Tax Returns (whether or not shown on or reportable on such Tax Returns) or are otherwise due prior to the Closing Date, except where such failure to do so would not have a material adverse effect on the Company; (iii) the Company has withheld and paid over all Taxes required to have been withheld and paid over, and in all respects has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party, except where such failure to do so would not have a material adverse effect on the Company; and (iv) the Company is not currently the beneficiary of any extension of time within which to file any Tax Return.

      SECTION 3.12 Environmental Matters. Except for such non-compliance as would not have a material adverse effect on the Company, the Company is in compliance with all applicable Environmental Laws. To the knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company (including, without limitation, soils and surface and ground waters) are contaminated with any Hazardous Substance in violation of any applicable Environmental Laws. The Company has not received any written notice that it is liable for any contamination by Hazardous Substances. To the knowledge of the Company, the Company is not actually, potentially or allegedly liable under any Environmental Law (including, without limitation, pending or threatened liens). The Company is in compliance with all permits, licenses and other authorizations required under any Environmental Law ("Environmental Permits"). Neither the execution of this Agreement nor the consummation of the Merger will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Authorities or third parties, pursuant to any applicable Environmental Law or Environmental Permit.

      SECTION 3.13 Insurance. Except as set forth in Schedule 3.13 of the Company Disclosure Schedules, the Company and its Subsidiaries have all material primary insurance providing insurance coverage that is customary in amount and scope for other companies in the industry in which the Company and its Subsidiaries operate. All such primary insurance is placed with nationally reputable insurance carriers. Neither the Company nor any Subsidiary self-insure, except in amount and scope which is customary for other companies in the industry in which the Company and its Subsidiaries operate and as to which the absence of third party insurance coverage could not have a material adverse effect on the Company. All such policies are in full force and effect, all premiums due and payable thereon have been paid and no written or oral notice of cancellation or termination has been received and is outstanding.

      SECTION 3.14 Related Party Transactions. Except as set forth in Schedule
3.14 of the Company Disclosure Schedules, there are no outstanding amounts payable to or receivable from, or advances by the Company or any of its Subsidiaries to, and neither the Company nor any of its Subsidiaries is otherwise a creditor of or debtor to, any stockholder, director, employee or affiliate of the Company or any of its Subsidiaries, other than as part of the normal and customary terms of such persons' employment or service as a director with the Company or any of its Subsidiaries. Neither the Company nor any Subsidiary of the Company is a party to any transaction or agreement with any affiliate, stockholder, director or executive officer of the Company or any of its Subsidiaries or any material transaction or agreement with any employee other than executive officers or as listed on Schedule 3.15 to the Company Disclosure Schedules.

      SECTION 3.15 Company Material Contracts.

      (a) Except as set forth in Schedule 3.15 of the Company Disclosure Schedules, each Company Material Contract (as such term is hereafter defined) is valid and binding on and enforceable against the Company (or, to the extent a Subsidiary of the Company is a party, such Subsidiary) and, to the knowledge of the Company, each other party thereto and is in full force and effect. Except as set forth in Schedule 3.15 of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is in breach or default under any Company Material Contract. Neither the Company nor any Subsidiary of the Company knows of, or has received notice of, any violation or default under (nor, to the knowledge of the Company, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Company Material Contract by any other party thereto. Prior to the date hereof, the Company has made available to Parent true and complete copies of all Company Material Contracts, as the same are in full force and effect. Such material contracts shall be delivered by the Company to Parent upon the request of Parent; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby.

      (b) As used in this Agreement, "Company Material Contracts" shall mean any contract, license agreement, commitment, lease, or restriction of any kind to which the Company or any of its Subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the Company's or any of its Subsidiaries' assets are subject which (i) involve payments to and from the Company or liabilities of the Company of at least $50,000; (ii) contain restrictive covenants applicable to the Company or any Subsidiary or their respective property or officers or employees; (iii) are with officers, directors or employees of the Company or any Subsidiary; or (iv) are otherwise material to the Company.

      SECTION 3.16 Brokers. No broker, investment banker, financial advisor, finder, consultant or other person is entitled to any broker's, finder's, financial advisor's or other similar fee, compensation or commission, however and whenever payable, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, any Subsidiary, or any of their respective officers, directors, employees or shareholders.

      SECTION 3.17 Employee Benefit Plans.

      (a) Schedule 3.17 of the Company Disclosure Schedules contains a true and complete list of all of Company's and its Subsidiaries' employee plans. Schedule
3.17 of the Company Disclosure Schedules identifies and includes but is not limited to, each of the employee plans that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code. Neither Company nor any ERISA Affiliate of Company has any commitment or formal plan, whether or not legally binding, to create any additional employee benefit plan or modify or change any existing employee plan other than as may be required by the express terms of such employee plan or applicable law.

      (b) With respect to each employee plan that has been qualified or is intended to be qualified under the Code or that is an "Employee Benefit Plan" within the meaning of Section 3.3 of ERISA, such employee plan has been duly approved and adopted by all necessary and appropriate action of the Board of Directors of Parent (or a duly constituted committee thereof).

      (c) With respect to the employee plans, all required contributions for all periods ending before the Closing Date have been or will be paid in full by the Closing Date. Subject only to normal retrospective adjustments in the ordinary course, all required insurance premiums have been or will be paid in full with regard to such employee plans for policy years or other applicable policy periods ending on or before the Closing Date by the Closing Date. None of the employee plans has unfunded benefit liabilities, as defined in Section 4001(a)(16) of ERISA.

      (d) The Company does not have any Multi-Employer Plans, nor has it ever had such plan.

      (e) With respect to each employee plan (i) no prohibited transactions as defined in Section 406 of ERISA or Section 4975 of the Code have occurred or are expected to occur as a result of the Merger or the transactions contemplated by this Agreement, (ii) no action, suit, grievance, arbitration or other type of litigation, or claim with respect to the assets of any employee plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending or, to the knowledge of Company, threatened or imminent against Company, any ERISA Affiliate or any Fiduciary, including, but not limited to, any action, suit, grievance, arbitration or other type of litigation, or claim regarding conduct that allegedly interferes with the attainment of rights under any employee plan and (iii) Company has no knowledge of any facts which would give rise to or could give rise to any such actions, suits, grievances, arbitration or other type of litigation, or claims with respect to any employee plan. To the knowledge of Company, neither Company, nor its directors, officers, employees or any Fiduciary has any liability for failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such plan. None of the employee plans is subject to any pending investigations or, to the knowledge of Company, threatened investigations from any Governmental Agencies who enforce applicable laws under ERISA and the Code.

      (f) Each of the employee plans is, and has been, operated in accordance with its terms and each of the employee plans, and administration thereof, is, and has been, in all material respects in compliance with the requirements of any and all applicable statutes, orders or governmental rules or regulations currently in effect, including, but not limited to, ERISA and the Code. All required reports and descriptions of the employee plans (including but not limited to Form 5500 Annual Reports, Form 1024 Application for Recognition of Exemption Under Section 501(a), Summary Annual Reports and Summary Plan Descriptions) have been timely filed and distributed as required by ERISA and the Code. Any notices required by ERISA or the Code or any other state or federal law or any ruling or regulation of any state or federal administrative agency with respect to the employee plans, including but not limited to any notices required by Section 204(h), Section 606 or Section 4043 of ERISA or
Section 4980B of the Code, have been appropriately given.

      (g) The IRS has issued a favorable determination letter with respect to each employee plan intended to be "qualified" within the meaning of Section 401(a) of the Code that has not been revoked and, to the knowledge of the Company, no circumstances exist that could adversely affect the qualified status of any such plan and the exemption under Section 501(a) of the Code of the trust maintained thereunder. Each employee plan intended to satisfy the requirements of Section 125, 501(c)(9) or 501(c)(17) of the Code has satisfied such requirements in all material respects.

      (h) With respect to each employee plan to which Company or any ERISA Affiliate made, or was required to make, contributions on behalf of any employee during the five-year period ending on the last day of the most recent plan year end prior to the Closing Date, (i) no liability under Title IV or Section 302 of ERISA has been incurred by Company or any ERISA Affiliate that has not been satisfied in full, and (ii) to the knowledge of Company, no condition exists that presents a material risk to Company or any ERISA Affiliate of incurring any such liability and (iii) the present value of accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such plan's actuary with respect to such plan did not exceed, as of its latest valuation date, the then current value of the assets of such plan allocable to such accrued benefits. No employee plan or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recently ended fiscal year.

      (i) No employee plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by Section 4980B of the Code, Section 601 of ERISA or other applicable law, (ii) death benefits under any "pension plan," (iii) benefits the full cost of which is borne by the employee (or his beneficiary) or (iv) employee plans that can be amended or terminated by Company without consent. Company does not have any current or projected liability with respect to post-employment or post-retirement welfare benefits for retired, former, or current employees of Company.

      (j) No material amounts payable under the employee plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) of the Code.

      (k) To the extent that Company or any of its Subsidiaries is deemed to be a fiduciary with respect to any plan that is subject to ERISA, Company or such Subsidiary, as the case may be, (i) during the past five years has complied with the requirements of ERISA and the Code in the performance of its duties and responsibilities with respect to such employee benefit plan and (ii) has not knowingly caused any of the trusts for which it serves as an investment manager, as defined in Section 3(38) of ERISA, to enter into any transaction that would constitute a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code, with respect to any such trusts, except for transactions that are the subject of a statutory or administrative exemption.

      (l) No person will be entitled to a "gross up" or other similar payment in respect of excise taxes under Section 4999 of the Code with respect to the transactions contemplated by this Agreement.

      (m) None of the employee plans have been completely or partially terminated and none has been the subject of a "reportable event" as that term is defined in Section 4043 of ERISA. No amendment has been adopted which would require Company or any ERISA Affiliate to provide security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code.

      SECTION 3.18 Labor Matters.

      (a) With respect to employees of Company and its Subsidiaries: (i) to the knowledge of Company, no senior executive or key employee has any plans to terminate employment with Company or any of its Subsidiaries; (ii) there is no unfair labor practice charge or complaint against Company or any of its Subsidiaries pending or, to the knowledge of Company or any of its Subsidiaries, threatened before the National Labor Relations Board or any other comparable Governmental Entity; (iii) there is no demand for recognition made by any labor organization or petition for election filed with the National Labor Relations Board or any other comparable Governmental Entity; (iv) no grievance or any arbitration proceeding arising out of or under collective bargaining agreements is pending and, to the knowledge of Company or any of its Subsidiaries, no claims therefor have been threatened other than grievances or arbitrations incurred in the ordinary course of business; (v) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby will not give rise to termination of any existing collective bargaining agreement or permit any labor organization to commence or initiate any negotiations in respect of wages, hours, benefits, severance or working conditions under any such existing collective bargaining agreements; and (vi) there is no litigation, arbitration proceeding, governmental investigation, administrative charge, citation or action of any kind pending or, to the knowledge of Company, proposed or threatened against Company relating to employment, employment practices, terms and conditions of employment or wages, benefits, severance and hours.

      (b) Schedule 3.18(b) of the Company Disclosure Schedules lists the name, title, date of employment and current annual salary of each current salaried employee, if any, whose total annual compensation exceeds $100,000. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) result in any payment (including severance, unemployment compensation, tax gross-up, bonus or otherwise) becoming due to any current or former director, employee or independent contractor of Company or any of its Subsidiaries, from Company or any of its Subsidiaries under any plan or otherwise, (ii) materially increase any benefits otherwise payable under any plan or agreement, or (iii) result in the acceleration of the time of payment, exercise or vesting of any such benefits.

      (c) Schedule 3.18(c) of the Company Disclosure Schedules sets forth all contracts, agreements, plans or arrangements covering any employee of Company or its Subsidiaries containing "change of control," "stay-put," transition, retention, severance or similar provisions, and sets forth the names and titles of all such employees, the amounts payable under such provisions, whether such provisions would become payable as a result of the Merger and the transactions contemplated by this Agreement, and when such amounts would be payable to such employees, all of which are in writing, have heretofore been duly approved by the Company's Board of Directors, and true and complete copies of all of which have heretofore been made available to Parent. Such contracts, agreements, plans or arrangements shall be delivered by the Company to Parent upon the request of Parent; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby. There is no contract, agreement, plan or arrangement (oral or written) covering any employee of Company that individually or collectively could give rise to the payment of any amount that would not be deductible pursuant to the terms of
Section 280G of the Code.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT

      Parent represents and warrants to the Company that the statements contained in this Article IV are true and correct, except as set forth in the Parent Disclosure Schedules. The Parent Disclosure Schedules shall be arranged in paragraphs corresponding to numbered and lettered sections contained in this
Article IV, and the disclosures in any paragraph of the Parent Disclosure Schedules shall qualify other sections in this Article IV to the extent it is reasonably and readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections. Neither Parent nor any of its Subsidiaries has made or shall be deemed to have made any representation or warranty to the Company other than as set forth in this Article IV or the Parent Disclosure Schedules.

      SECTION 4.01 Corporate Organization.

      (a) Each of Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, have a material adverse effect on Parent and its Subsidiaries, taken as a whole. The Parent and its Subsidiaries are duly qualified or licensed as a foreign corporation to do business, and are in good standing, in each jurisdiction listed in the Parent Disclosure Schedules, where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a material adverse effect on the Parent.

      (b) Schedule 4.01(b) of the Parent Disclosure Schedules lists the names and jurisdiction of incorporation or organization of all the Subsidiaries of the Parent as of the date of this Agreement, whether consolidated or unconsolidated. The outstanding securities of the Subsidiaries of the Parent are set forth in
Section 4.01(c) of the Parent Disclosure Schedules and all outstanding shares of capital stock of, or other equity interests in, each such Subsidiary: (i) have been duly authorized, validly issued and are fully paid and nonassessable; (ii) are owned directly or indirectly by the Parent, free and clear of all Liens; and
(iii) are free of all other restrictions (including restrictions on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) that would prevent the operation by the Parent of such Subsidiary's business as presently conducted. Except as set forth above, in Section 3.01(c) of the Parent Disclosure Schedules, or in the Parent SEC Reports, as of the date of this Agreement the Parent does not own, directly or indirectly, any equity or similar interest in, or any interest convertible into or exchangeable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

      SECTION 4.02 Certificate of Incorporation and By-laws. Parent has heretofor made available to the Company a complete and correct copy of the certificate of incorporation and the by-laws or equivalent organizational documents, each as amended to date, of Parent and each of its Subsidiaries. Such certificate of incorporation, by-laws or equivalent organizational documents (i) are in full force and effect as set forth in such copies and have not be amended and (ii) shall be delivered by Parent to the Company upon the request of the Company; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby. Neither Parent nor any of its Subsidiaries is in violation of any provision of its certificate of incorporation or by-laws.

      SECTION 4.03 Capitalization. As of the date of this Agreement, the authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock and 25,000,000 shares of preferred stock. As of the date of this Agreement, 28,540,114 shares of Parent Common Stock, 2,101,900 shares of Series A-1 and A-2 Preferred Stock and 5,370,907 shares of Series B and B-2 Preferred Stock were issued and outstanding. As of the date of this Agreement, all of the outstanding shares of Parent Common Stock and preferred stock have been duly authorized and validly issued, and are fully paid and nonassessable. As of the date of this Agreement, 2,100,000 shares of Parent Common Stock were reserved for future issuance pursuant to outstanding stock options granted pursuant to Parent's employee stock option plans. As of the date of this Agreement, except as disclosed in the Parent SEC Reports, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or any of its Subsidiaries, obligating any of them to issue or sell any shares of capital stock of Parent or any of its Subsidiaries. Except as disclosed in the Parent SEC Reports, as of the date of this Agreement, there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of Parent Common Stock. Upon amendment of Parent's certificate of incorporation to increase the authorized capital stock of Parent, the shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights (except for the rights of the holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock) created by statute, Parent's certificate of incorporation or by-laws or any agreement to which Parent is a party or by which Parent is bound and will, when issued, be registered or exempt from registration under the Securities Act and applicable Blue Sky Laws.

      SECTION 4.04 Authority Relative to this Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger. The execution and delivery of this Agreement by Parent and the consummation by Parent of the Merger have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the Merger (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by Delaware Law). Notwithstanding the preceding two sentences, which are qualified hereby, Parent must amend its certificate of incorporation to increase its authorized capital stock in order for there to be at least sufficient Common Stock to permit the conversion of the Initial Preferred Stock and the Subsequent Preferred Stock. This Agreement has been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms.

      SECTION 4.05 No Conflict; Required Filings and Consents.

      (a) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, (i) conflict with or violate the certificate of incorporation or by-laws of Parent (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made and, subject to obtaining approval of the stockholders, if required, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or by which any property or asset of Parent is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any property or asset of Parent is bound or affected, except, with respect to clauses (ii) and
(iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of the Merger or otherwise prevent Parent from performing any of their material obligations under this Agreement.

      (b) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Authority, including, without limitation, applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, the NASD OTC rules and regulations, state takeover laws, except (i) the filing and recordation of appropriate merger documents as required by Delaware Law, (ii) the amendment of Parent's certificate of incorporation to increase its capital stock at least as much as is required in order to permit the Initial Preferred Stock and the Subsequent Preferred Stock to be converted into Common Stock (including an information statement on Form 14C in connection therewith), and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay consummation of the Merger, or otherwise prevent Parent from performing their material obligations under this Agreement; provided, that (x) if Parent's listing application with The American Stock Exchange is approved and effective prior to the Merger, it is possible that the performance of this Agreement will require filing with The American Stock Exchange; (y) Parent will be required to make such filings disclosing this Agreement and the Merger as are necessary and appropriate for public companies to make under applicable securities law, rules and regulations; and (z) Parent's issuance of securities in the Merger is subject to reliance upon an exemption from registration thereof under applicable securities laws, and compliance with any such exemption may involve notice filings (such as a Form D) with applicable securities authorities.

      SECTION 4.06 Permits; Compliance. Each of Parent and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of Parent or its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Parent Permits"), except where the failure to have, or the suspension or cancellation of, any of the Parent Permits would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on the Company. As of the date hereof, no suspension or cancellation of any of the Parent Permits is pending or, to the knowledge of Parent, threatened, except where the failure to have, or the suspension or cancellation of, any of the Parent Permits would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on Parent. Neither Parent nor any of its Subsidiaries is in conflict with, or in default, breach or violation of, (a) any Law applicable to Parent or its Subsidiaries or by which any property or asset of Parent or its Subsidiaries is bound or affected, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, Parent Permit, franchise or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries or any property or asset of Parent or any of its Subsidiaries is bound, except for any such conflicts, defaults, breaches or violations that would not prevent or materially delay consummation of the Merger and would not have a material adverse effect on Parent.

      SECTION 4.07 SEC Filings; Financial Statements.

      (a) As of the date of this Agreement, Parent has filed all forms, reports and documents required to be filed by it with the SEC since February 28, 2003 and has heretofore made available to the Company, in the form filed with the SEC, (i) its Annual Reports on Form 10-KSB for the fiscal years ended February 28, 2002 and 2003, and February 29, 2004, respectively, (ii) its Quarterly Reports on Form 10-QSB for the periods ended May 31, August 30 and November 30, 2002 and 2003 and (iii) all other forms, reports and other registration statements filed by Parent with the SEC since January 1, 2003 and prior to the date hereof. Such forms, reports and documents shall be delivered by Parent to the Company upon request of the Company; provided, that such delivery requirement shall under no circumstances delay the Effective Time or the closing of the transactions contemplated hereby. The forms, reports, and other documents referred to in clauses (i), (ii) and (iii) of the preceding sentence are sometimes hereinafter collectively referred to as the "Parent SEC Reports". The term "Parent SEC Reports" shall also include such filings as Parent may make under the Exchange Act during the period from the date of this Agreement through the Effective Time. The Parent SEC Reports (A) complied, at the time they were filed, as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations thereunder, and (B) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of Parent's Subsidiaries is required to file any form, report or other document with the SEC.

      (b) No executive officer of Parent has failed in any respect to make the certifications required of him or her under (i) Section 906 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by Parent with the SEC since the enactment of the Sarbanes-Oxley Act of 2002 or (ii)
Section 302 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by Parent with the SEC since August 29, 2002 (in each case, excluding any failure to make such certifications occurring after the date of this Agreement that is inadvertent but promptly corrected by filing the requisite certification or is attributable to the physical incapacity of an officer required to make such a certification).

      (c) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Parent SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented, in all material respects, the consolidated financial position, results of operations and cash flows of Parent and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments that were not and are not expected, individually or in the aggregate, to have a material adverse effect on the Parent).

      (d) Except as and to the extent set forth on the consolidated balance sheet of Parent and its Subsidiaries as of February 29, 2004, including the notes thereto, and except as otherwise disclosed in this Agreement, neither Parent, nor its Subsidiaries has any liability or obligation of any nature that would require disclosure in accordance with GAAP (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since February 29, 2004 except those which would not have a material adverse effect on Parent.

      (e) Parent has heretofore furnished to the Company complete and correct copies of all amendments and modifications that have not been filed by Parent with the SEC to all agreements, documents and other instruments that previously had been filed by Parent with the SEC and are currently in effect.

      SECTION 4.08 Absence of Litigation. There is no litigation, suit, claim, action, proceeding or investigation (a "Parent Action") pending or, to the knowledge of Parent, threatened against Parent or its Subsidiaries, or any property or asset of Parent or its Subsidiaries, before any Governmental Authority that (a) would be required to be disclosed in any subsequent SEC Reports or that would otherwise have a material adverse effect or (b) seeks to materially delay or prevent the consummation of the Merger. Neither Parent nor any of its Subsidiaries nor any property or asset of Parent or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of Parent, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority that would prevent or materially delay consummation of the Merger or would have a material adverse effect. Neither Parent nor any of its Subsidiaries is subject to any settlement agreement with any employee of Parent or its Subsidiaries.

      SECTION 4.09 Property and Leases.

      (a) Parent and its Subsidiaries have sufficient title to all their properties and assets to conduct their respective businesses as currently conducted, with only such exceptions as would not have a material adverse effect.

      (b) Parent does not own any real property.

      (c) All leases of real property leased for the use or benefit of Parent or its Subsidiaries to which Parent or any of its Subsidiaries is a party, and all amendments and modifications thereto, are in full force and effect and have not been modified or amended, and there exists no default under any such lease by Parent, any of its Subsidiaries or, to the knowledge of Parent, any landlord under such leases, nor any event which, with notice or lapse of time or both, would constitute a default thereunder by Parent, any of its Subsidiaries or, to the knowledge of Parent, any landlord under such leases, except as would not prevent or materially delay consummation of the Merger and would not have a material adverse effect. None of the leased real property has been assigned or sublet to a third party, except that it is Parent's intention to assign or sublet a portion of its premises at 712 Fifth Avenue, New York, New York.

      SECTION 4.10 Intellectual Property.

      (a) For the purposes of this Agreement, the following terms have the following definitions:

            (i) "Parent Registered Intellectual Property" shall mean any Registered Intellectual Property of Parent.

      (b) Schedule 4.10(b) of the Parent Disclosure Schedule lists any proceedings or actions before any court or tribunal (including interferences before the United States Patent and Trademark Office) related to any of Parent Registered Intellectual Property, which could result in a material adverse effect.

      (c) All Parent Registered Intellectual Property, are, to the knowledge of Parent, free and clear of any Liens or encumbrances.

      (d) As of the Closing Date, all necessary registration, maintenance and renewal fees in connection with Parent Registered Intellectual Property have been paid and all necessary documents and certificates in connection with Parent Registered Intellectual Property have been filed with the relevant patent, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Parent Registered Intellectual Property, except where the failure to do so would not have a material adverse effect on Parent.

      (e) There are no contracts, licenses or agreements between the Company and any other Person with respect to Parent Registered Intellectual Property under which there is any dispute known to Parent likely to result in a material adverse effect regarding the scope of or performance under such contract, license or agreement including with respect to any payments to be made or received by the Parent thereunder.

      (f) To the knowledge of Parent, Parent has taken all commercially reasonable steps to protect Parent's rights in confidential information and trade secrets of Parent or provided by any other Person to Parent, the loss of which would cause a material adverse effect.

      (g) Parent does not use any Intellectual Property, including, without limitation, any Parent Registered Intellectual Property, other than Intellectual Property which Parent either owns or licenses from third parties pursuant to valid licenses which are in full force and effect and which will survive the Closing pursuant to this Agreement, or Intellectual Property the loss of which would not result in a material adverse effect on Parent.

      SECTION 4.11 Taxes.

            (i) All Tax Returns required to be filed by or on behalf of Parent have been duly filed on a timely basis and such Tax Returns are true, complete and correct, except where such failure to do so would not have a material adverse effect on Parent; (ii) all Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by Parent with respect to items or periods covered by such Tax Returns (whether or not shown on or reportable on such Tax Returns) or are otherwise due prior to the Closing Date, except where such failure to do so would not have a material adverse effect on Parent; (iii) Parent has withheld and paid over all Taxes required to have been withheld and paid over, and in all respects has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party, except where such failure to do so would not have a material adverse effect on Parent; and (iv) Parent is not currently the beneficiary of any extension of time within which to file any Tax Return.

                                   ARTICLE V

                              ADDITIONAL AGREEMENTS

      SECTION 5.01 Registration Statement.

      (a) (1) As soon as practicable but in no event later than seventy-five
(75) days after the Effective Time (except as provided in the next succeeding sentence), Parent shall use its best efforts to cause to have been filed a registration statement on Form SB-2 or other applicable Form if Form SB-2 is not available or has been rescinded or replaced (the "Registration Statement") with the SEC covering all "Registrable Securities," as such term is hereinafter defined. The seventy-five (75) day period referred to in the preceding sentence shall be extended for a period (the "Filing Extension Period") equal to one day for each day in which Parent has not received all of the items required to be delivered pursuant to Section 5.01(h) of this Agreement within the sixty (60) day period set forth in such Section. The term "Registrable Securities" shall mean the Parent Common Stock issuable upon conversion of the Parent Junior Preferred Stock and any other shares of Parent Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such securities. At ADN's election, the Registration Statement may also cover the shares of Parent Common Stock issued by the Parent after the Parent's Series B-2 Preferred Stock primarily to finance the Parent's acquisition of the balance of DCS Automotive Ltd. not already owned by the Parent.

      (2) Parent shall use its best efforts to cause such Registration Statement to become effective under the Securities Act within one hundred five (105) days after the Effective Date. The one hundred five (105) day period referred to in the preceding sentence shall be extended for a period (the "Registration Effectiveness Extension Period") equal to one day for each day in which Parent has not received all of the items required to be delivered pursuant to Section 5.01(h) of this Agreement within the sixty (60) day period set forth in such Section.

      (3) If Parent has not (i) filed the Registration Statement within seventy-five (75) days after the Effective Date (plus any applicable Filing Extension Period), or (ii) caused such Registration Statement to be declared effective within one hundred five (105) days of the Effective Date (plus any applicable Registration Effectiveness Extension Period), the date upon which the Parent fails to satisfy either condition shall be a "Warrant Issuance Trigger Date". Upon any Warrant Issuance Trigger Date, Parent shall forthwith, and in no event later than five (5) business days thereafter, issue to each of the holders of Initial Junior Preferred Stock a warrant (the "Penalty Warrant"), in the form attached hereto as Exhibit D, exercisable into such number of shares of Initial Junior Preferred Stock that equal two percent (2%) of the Initial Junior Preferred Stock held by each such holder at an exercise price of $1.90 per share; provided that there shall be no doubling up of penalties in the event that Parent fails to satisfy both conditions. In addition, if, for the subsequent thirty (30) day period, or for any thirty (30) day period subsequent to such period, Parent fails to satisfy either of the aforesaid conditions, and such failure would result in a Warrant Issuance Trigger Date upon the conclusion of such thirty (30) day period, Parent, promptly (and in no event later than five (5) business days) after the expiration of each such additional thirty (30) day period, shall issue an additional Penalty Warrant to each of the holders of the Initial Junior Preferred Stock exercisable into such number of shares of Initial Junior Preferred Stock that equal two percent (2%) of the Initial Junior Preferred Stock held by each such holder at an exercise price of $1.90 per share; provided, that there shall be no doubling up of penalties in the event that Parent fails to satisfy both conditions during each such additional thirty
(30) day period. Notwithstanding the foregoing, in no event shall Parent be obligated to issue Penalty Warrants which, in the aggregate, would equal or exceed that number of Penalty Warrants which would entitle the holders of the Registrable Securities, in the aggregate, to purchase shares of Parent Junior Preferred Stock convertible into shares of Parent Common Stock equal to more than 24% of the Parent Common Stock into which such Registrable Securities are initially convertible (subject to adjustments for stock splits, reclassification of shares, etc.). Each Penalty Warrant shall be exercisable for five (5) years after the date of issuance, except for earlier expiration ten (10) business days after delivery of written notice by Parent to each holder of such Warrants that the average of the market price of the Parent Common Stock underlying the Parent Junior Preferred Stock has traded for a period of thirty consecutive trading days at a value equal to or greater than Four Hundred Percent (400%) of the then-applicable Penalty Warrant exercise price.

      (b) Each of the holders of the Registrable Securities (the "Sellers") shall provide promptly such information concerning their business, holdings, financial statements and affairs as may be reasonably required by Parent for inclusion of Sellers' Registrable Securities in the Registration Statement, or in any amendments or supplements thereto. Notwithstanding anything to the contrary contained in this Agreement, Parent shall not be obligated to include in the Registration Statement the Registrable Securities of any Seller who does not furnish such information to Parent promptly upon request. Parent shall promptly provide to Sellers' Representative copies of, consult with Sellers' Representative regarding and prepare in consultation with Sellers' Representative written responses with respect to any written comments received from the SEC with respect to the Registration Statement, and shall advise Sellers' Representative of any oral SEC comments. The Registration Statement shall comply as to form in all material respects with the Securities Act.

      (c) Parent shall use best commercial efforts to cause the Registration Statement to remain effective under the Securities Act for a period ending on the later of (i) one year after the Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such one year period in which Parent was not current with its reporting requirements under the Exchange Act or (ii) such time as all of the Registrable Securities covered by the Registration Statement may be freely sold pursuant to Rule 144(k) of the Securities Act by non-affiliates. Parent shall advise the Sellers' Representative, promptly after receipt of notice thereof, of the time of the effectiveness of the Registration Statement, the filing of any supplement or amendment thereto, the issuance of any stop order relating thereto, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or of any SEC request for amendment to the Registration Statement, SEC comments thereon and each party's responses thereto or SEC request for additional information. No amendment or supplement to the Registration Statement shall be filed without consultation by Parent with the Sellers' Representative.

      (d) Parent shall use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that Parent will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction).

      (e) Parent shall furnish such number of prospectuses or other documents incident thereto, including any amendment of or supplement to the prospectus, as a Seller from time to time may reasonably request.

      (f) Each of the parties shall enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions reasonably necessary in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by an underwriter.

      (g) All expenses incident to Parent's performance of or compliance with this Agreement including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Parent and all independent certified public accountants, underwriters (excluding discounts and commissions, which will be paid by the Sellers of Registrable Securities) and other persons retained by Parent will be borne by Parent, and Parent will pay its internal expenses (including, without limitation, all salaries and expenses of its employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Parent are then listed or on The Nasdaq National Market, Nasdaq SmallCap Market or the OTC Bulletin Board trading system. Without limitation, the foregoing shall include, with respect to each Registration Statement hereunder, the fees, charges and disbursements up to $25,000 of one counsel to the Sellers (which shall be designated by the Sellers' Representative); provided, however, that Parent shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by such Sellers which are not payable by Parent, such costs to be borne by such Sellers.

      (h) Parent shall have received, within sixty (60) days after the date of this Agreement, the Company Audited Financial Statements of the Company, along with consents by such accountants for inclusion of, and reliance upon, such Company Audited Financial Statements and reports in the financial statements which Parent determines must be filed either pursuant to this Agreement or with the SEC pursuant to applicable law. In connection therewith, Parent or its accountants also shall have received, within such sixty (60) day period, such workpapers and other supporting documents of Company's accountants, or access to and an opportunity to review such workpapers and other supporting documents, as Parent or its accountants may reasonably request.

      SECTION 5.02 Proxy Statement. To the extent required or advisable, if at all, under applicable laws and regulations in the opinion of Parent and its counsel, Parent and the Company shall prepare and file a proxy statement or an information statement (the "Parent Proxy Statement") following the execution of this Agreement and at such time prior to the Effective Time as is reasonably necessary to consummate the transactions contemplated hereunder on the Effective Time. Each of Parent and the Company shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of Parent or its counsel, may be required or appropriate for inclusion in the Parent Proxy Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Parent Proxy Statement. If the Parent Proxy Statement pertains to approval of the Merger itself as opposed to any amendment of Parent's certificate of incorporation in order to authorize additional securities, it shall include the recommendation of the Board of Directors of the Parent in favor of approval and adoption of this Agreement and the Merger. Parent shall use best efforts to cause the Parent Proxy Statement to be mailed to Parent stockholders as promptly as practicable mailing is permissible under applicable securities laws and regulations. Parent and the Company shall promptly provide to each other copies of, consult with each other regarding and together prepare written responses with respect to any written comments received from the SEC with respect to the Parent Proxy Statement and shall advise each other of any oral SEC comments. The Parent Proxy Statement shall comply as to form in all material respects with the Securities Act.

      SECTION 5.03 Appropriate Action; Consents; Filings.

      (a) Subject to the terms and conditions of this Agreement, the Company and Parent shall use their best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger as promptly as practicable, (ii) obtain and maintain all consents and other authorizations required to be obtained from any stockholder of the Company and Parent that may be necessary, proper or advisable to consummate the Merger and the transactions contemplated by this Agreement from any Governmental Authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws and (B) any other applicable Law; provided, that Parent and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing, and, if requested, to accept all reasonable additions, deletions or changes suggested by the other party in connection therewith. The Company and Parent shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Registration Statement) in connection with the transactions contemplated by this Agreement.

      (b) (i) Each of Parent and the Company shall give (or shall cause its respective Subsidiaries to give) any notices to third parties, and use, and cause its respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement, or (B) required to prevent a material adverse effect of the Company or Parent from occurring prior to or after the Effective Time.

            (ii) In the event that Parent or the Company shall fail to obtain any third party consent described in subsection (b)(i) above, it shall use its commercially reasonable efforts, and shall take any such actions reasonably requested by the other party, to minimize any adverse effect upon the Company and Parent, their respective Subsidiaries, and their respective businesses resulting, or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

      (c) From the date of this Agreement until the Effective Time, each party shall promptly notify the other party in writing of any pending or, to the knowledge of the first party, threatened action, proceeding or investigation by any Governmental Authority or any other person (i) challenging or seeking material damages in connection with the Merger or the conversion of the Company Common Stock into the Merger Consideration pursuant to the Merger or (ii) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Parent or, to the knowledge of such party, Parent's Subsidiaries to own or operate all or any portion of the businesses or assets of the Company or its Subsidiaries, which in either case is reasonably likely to have a material adverse effect on the Company or Parent prior to or after the Effective Time.

      (d) Prior to the Effective Time, Parent shall (i) cause the legal and valid formation of Merger Sub by filing a certificate of incorporation with the Secretary of State of the State of Delaware; (ii) shall file the Certificate of Incorporation with the Secretary of State of the State of Delaware; and (iii) shall cause its certificate of incorporation to be amended as necessary to increase its authorized capital stock at least as much as is required in order to permit the issuance of the shares of Parent Common Stock underlying the Initial Junior Preferred Stock and the Subsequent Junior Preferred Stock.

      (e) Prior to the Effective Time, Company shall cause each shareholder of Company to furnish to Parent in writing such information, representations, warranties and undertakings to Parent as Parent may reasonably request, in such customary form as Parent may reasonably request, in order to substantiate that each such shareholder is an "accredited investor" and that Parent may issue shares to such persons in the Merger in reliance upon an exemption from registration under the Securities Act. Such writing is sometimes hereafter referred to as the "accredited investor representation".

      SECTION 5.04 Access to Information; Confidentiality.

      (a) From the date hereof until the Effective Time, to the extent permitted by applicable Law, the Company shall, and shall cause its Subsidiaries and its officers, directors, employees, auditors and agents of the Company and its Subsidiaries to, afford the officers, employees and agents of the Parent complete access at all reasonable times to the officers, employees, agents, properties, offices, plants and other facilities, books and records of the Company and its Subsidiaries, and shall furnish Parent with such financial, operating and other data and information as Parent through its officers, employees or agents, may reasonably request. Any investigation pursuant to this Section shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company or any of its Subsidiaries.

      (b) Parent and the Company shall continue to be bound by the Letter Agreement re: Confidentiality dated December 23, 2002 (the "Confidentiality Agreement"). SECTION 5.05 Indemnification and Insurance.

      (a) From and after the Effective Time, Parent and the Surviving Corporation shall jointly and severally, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless, each present and former director, stockholder, officer or employee of the Company and its Subsidiary (collectively, the "Company Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's certificate of incorporation or by-laws or any applicable contract or agreement as in effect on the date hereof, accurate and complete copies of which contracts and agreements have been provided to the Parent prior to the date hereof, in each case for a period of six years after the date hereof; provided, that in no event shall Parent and the Surviving Corporation's aggregate liability under this Section 5.05(a) exceed $500,000; provided, further, that this provision shall not operate to extend the term of any indemnification provided under any applicable contract or agreement; provided, further, that to the extent this Section 5.05 conflicts with any other agreement between the Company and any Company Indemnified Party, the terms of this Agreement shall control and such prior agreement shall be deemed to have been superseded. In the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the disposition of such claim.

      (b) The former holders of the Company Common Stock and Company Preferred Stock shall jointly and not severally, to the fullest extent permitted under applicable law, indemnify and hold harmless Parent and each of its Subsidiaries (including the Surviving Corporation after the Closing Date), and their respective directors, officers, employees and representatives, and their respective successors and assigns (collectively, the "Parent Indemnified Parties"), from all losses, liabilities, damages, deficiencies, demands, claims, actions, judgments or causes of action, assessments, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements) ("Parent Damages") based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation or warranty of the Company contained in this Agreement (including the Schedules attached thereto), or (ii) any breach by the Company on or prior to the Closing Date of any covenant or agreement in this Agreement required to be performed by the Company on or prior to the Closing Date, or (iii) any breach of any accredited person representation; provided, that in no event shall the former holders' of the Company Common Stock and Company Preferred Stock aggregate liability under this Section 5.05(b) exceed the Merger Consideration Setoff.

      (c) Prior to the Closing Date and upon the election of the majority holders of the Company Preferred Stock, the Surviving Corporation, or the Company shall purchase a "tail" policy under the Company's existing directors' and officers' insurance policy that (i) has an effective term of six years from the Effective Time, (ii) covers those Persons who are currently covered, or will be covered on or prior to the Effective Time, by the Company's directors' and officers' insurance policies in effect on the date hereof with respect to matters occurring on or prior to the Effective Time and (iii) contains terms and conditions (including without limitation coverage amounts) that are not materially less favorable in the aggregate as the terms and conditions of the Company's directors' and officers' insurance policies in effect on the date hereof; provided, however, Parent, Surviving Corporation or Company (with the prior written consent of the Parent), as the case may be, shall be entitled to reduce the term of coverage, if necessary, to a term of coverage that can be obtained for an aggregate premium equal to $200,000 plus any unearned premium actually refunded or credited to the Surviving Corporation or Parent with respect to the Company's existing directors' and officers' insurance policies. In the event that Parent or Surviving Corporation obtains insurance hereunder from a carrier or carriers other than the Company's existing carriers, such carrier or carriers shall be reasonably comparable to the Company's existing carriers in all material respects. Notwithstanding the foregoing, the Surviving Corporation or Parent, as the case may be, shall not be liable for any negative change in such coverage that is attributable to a market change in the types of coverage or levels of coverage generally available for similarly situated insureds. To the extent the holders of a majority of the Company Preferred Stock request the purchase of a "tail" policy, 50% of the actual amount of the purchase price of the "tail" policy shall be the "Tail Policy Deduction" and deducted from the Merger Consideration in accordance with Section 2.06(a) herein.

      (d) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.05.

      (e) The rights of each Indemnified Party under this Section 5.05 shall be enforceable by, and are intended to benefit, each Indemnified Party.

      SECTION 5.06 Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of
(a) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which reasonably could be expected to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect and (b) any failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.06 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      SECTION 5.07 Claims for Parent Damages

      (a) In the event that Parent has incurred or paid or has properly accrued (in accordance with GAAP) Parent Damages (as defined in Section 5.05(b) herein), Parent shall provide written notice (the "Claim Notice") to the Sellers' Representative setting forth in reasonable detail the individual item(s) of Parent Damages which shall include the amount of such damages, the date such damages were incurred, paid or properly accrued (in accordance with GAAP), or the basis for such anticipated liability and the specific nature of the breach to which such item is related.

      (b) Within fifteen (15) days from receipt of the Claim Notice, the Sellers' Representative shall have the right to contest the Parent Damages and shall so notify Parent in writing ("Claim Dispute"). Within five (5) days of receipt by Parent of the Claim Dispute, the parties shall in good faith agree upon the rights of the respective parties with respect to each of such claims. If no agreement can be reached after good faith negotiation within fifteen (15) days of receipt by Parent of the Claim Dispute, then the parties shall mutually appoint an arbitrator and the decision by such arbitrator shall be final and binding on the parties. Any such arbitration shall be held in New York, New York under the commercial rules then in effect of the American Arbitration Association. All costs and expenses incurred by either party in connection with such arbitration, including fees to be paid to the arbitrator, shall be borne by the non-prevailing party.

      (c) Upon execution and delivery of a certificate ("Claim Certificate") which is (a) signed either by (i) both the chief financial officer of Parent and the Sellers' Representative or (ii) by the aforesaid arbitrator, and (b) which states that Parent is entitled to a claim for an amount set forth in such Claim Certificate, the Parent shall be entitled to reduce the Second Merger Consideration Payment by such number of Shares as is necessary to indemnify Parent for such Parent Damages ("Merger Consideration Setoff"). Notwithstanding anything to the contrary herein, the Merger Consideration Setoff shall in no event exceed an amount equal to ten percent (10%) of the Second Merger Consideration Payment based upon the Second Valuation Amount, provided that such Second Valuation Amount shall in no event exceed $3.70 or be less than $1.90.

      SECTION 5.08 Listing Requirements. Parent has already applied to list the securities of Parent on The American Stock Exchange. Parent shall not, without the prior written consent of the Sellers' Representative, take any other action, including without limitation applying for listing on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, or any other exchange or over-the-counter market, that would require or otherwise subject the approval of the Merger to a vote of the stockholders of Parent.

      SECTION 5.09 Authorized Capital Stock. To the extent necessary, Parent shall amend ("Parent Capital Increase Amendment") its certificate of incorporation as soon as practicable after the Effective Time (but in no event more than forty five (45) days thereafter) to increase its authorized capital stock in order to permit the conversion of the Initial Junior Preferred Stock and Subsequent Junior Preferred Stock into shares of Parent Common Stock. In the event that at the Effective Time, Parent should not reserve sufficient shares of its Parent Common Stock to cover the conversion of shares of Parent Junior Preferred Stock into Parent Common Stock, and Parent should not have increased its authorized capital stock within forty-five (45) days after the Effective Time sufficiently for Parent to so reserve such stock (and Parent shall not have so reserved such stock), the date upon which the Parent fails to satisfy either condition shall be a "Capital Stock Warrant Issuance Trigger Date". In the event that Parent shall need to include Company financial information in its proxy materials to effect the Parent Capital Increase Amendment or otherwise furnish the same to the SEC, then the forty-five (45) day period referred to in the preceding sentence shall be extended for a period (the "Parent Capital Increase Extension Period") equal to one day for each day after the date hereof on which Parent has not received all of the items to be furnished to Parent pursuant to
Section 5.01(h)) of this Agreement. Provided that each of the parties listed on
Schedule 5.09 shall have voted all of their shares of Parent securities to approve the Parent Capital Increase Amendment then, upon any Capital Stock Warrant Issuance Trigger Date, Parent shall forthwith, and in no event later than five (5) business days thereafter, issue to each of the holders of Initial Junior Preferred Stock a warrant (the "Capital Stock Penalty Warrant") exercisable into such number of shares of Initial Junior Preferred Stock that equal four percent (4%) of the Initial Junior Preferred Stock held by each such holder at an exercise price of $1.90 per share. In addition, if, for the subsequent thirty (30) day period, or for any thirty (30) day period subsequent to such period, Parent fails to effect the Parent Capital Increase Amendment, and such failure would result in a Capital Stock Warrant Issuance Trigger Date upon the conclusion of such thirty (30) day period, Parent, promptly (and in no event later than five (5) business days) after the expiration of each such additional thirty (30) day period, shall issue an additional Capital Stock Penalty Warrant to each of the holders of the Initial Junior Preferred Stock exercisable into such number of shares of Initial Junior Preferred Stock that equal four percent (4%) of the Initial Junior Preferred Stock held by each such holder at an exercise price of $1.90 per share. Notwithstanding the foregoing, in no event shall Parent be obligated to issue Capital Stock Penalty Warrants which, in the aggregate, would equal or exceed either of the following numbers of Capital Stock Penalty Warrants: (A) that number of Capital Stock Penalty Warrants which would entitle the holders of the Registrable Securities, in the aggregate, to purchase shares of Parent Junior Preferred Stock convertible into shares of Parent Common Stock equal to more than 30% of the Parent Common Stock into which such Registrable Securities are initially convertible (subject to adjustments for stock splits, reclassification of shares, etc.) or (B) that number of Capital Stock Penalty Warrants which would entitle the holders of Registrable Securities, in the aggregate, to purchase so many shares of Parent Junior Preferred Stock or Parent Common Stock as to require shareholder approval for such issuance or for the offering of the same, as a whole, either under applicable securities or corporate law, Parent's certificate of incorporation or bylaws, or the rules of any exchange or other trading market on which the Company's securities are now or hereafter traded. Each Capital Stock Penalty Warrant shall be exercisable for five (5) years after the date of issuance, except for earlier expiration upon ten business days after delivery of written notice by Parent to each holder of such Warrants that the average of the market price of the Parent Common Stock underlying the Parent Junior Preferred Stock has traded for a period of thirty consecutive trading days at a value equal to or greater than Four Hundred Percent (400%) of the then-applicable Capital Stock Penalty Warrant exercise price. Notwithstanding anything to the contrary set forth above, Parent shall not be deemed to be in breach of its obligations under this Section 5.09 (or similar provisions in any other ancillary document) in the event that Parent has not filed the Parent Capital Stock Increase Amendment within ninety (90) days after the Effective Time, provided that the foregoing shall in no event affect Parent's obligations with respect to the issuance of the Capital Stock Penalty Warrants within the time frames prescribed and as otherwise set forth herein.

      SECTION 5.10 Employee Carveout Plan. The Board of the Company shall adopt an Employee Carveout Plan within seven (7) Business Days as of the Effective Time. Such an Employee Carveout Plan shall be delivered to Parent within such seven (7) Business Days.

                                   ARTICLE VI

                        TERMINATION, AMENDMENT AND WAIVER

      SECTION 6.01 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of the Company:

      (a) by Parent or the Company if (i) the Effective Time shall not have occurred on or before August 30, 2004; provided, that the right to terminate this Agreement under this Section 6.01(a)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; or (ii) (w) there shall be any Law that makes consummation of the Merger illegal or otherwise prohibited, (x) if any court of competent jurisdiction or Governmental Authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable or (y) if any Governmental Authority shall bring a criminal indictment against either Parent or the Company which is reasonably likely to have a material adverse effect on Parent or a material adverse effect on the Company, as the case may be;

      (b) by Parent or the Company as a result of either party's bankruptcy, liquidation, dissolution or insolvency prior to the earlier of: (i) the Closing Date or (ii) the Effective Time;

      (c) by Parent if Parent shall not have received the accredited investor representations, reasonably satisfactory to Parent in form and in substance, from each shareholder of Company to whom Parent is obligated to issue any Merger Consideration (other than the Cash Payment, the Employee Carveout Payment, or the ADN Carveout (as defined in the Settlement Agreement)) hereunder prior to the Closing; or

      (d) by the mutual written consent of the Company and Parent.

      SECTION 6.02 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 6.01, this Agreement shall forthwith be terminated, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors and all rights and obligations of any party hereto shall cease; provided, however, if such termination shall result from the willful (i) failure of either party to fulfill a condition to the performance of the obligations of the other party or (ii) failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages, incurred or suffered by the other party as a result of such failure; provided, further, that in the event of such a termination, the parties hereto agree to be governed by the terms and conditions of the Agreement and Plan of Merger Agreement, dated as of June 27, 2003, by and between Parent and the Company (the "Original Agreement") and that such Original Agreement shall be deemed to be in full force and effect with respect to the parties. The provisions of this
Section 6.02, 7.07 and 7.08 of this Agreement shall survive any termination.

      SECTION 6.03 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, that after the adoption of this Agreement by the stockholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration to be received by the stockholders of the Company pursuant to the Merger absent any required stockholder approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

      SECTION 6.04 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

      SECTION 6.05 Sole Remedy. The Merger Consideration Setoff shall be the sole and exclusive remedy by Parent under this Agreement, apart from actions for fraud and the rights of Parent to terminate this Agreement.

                                  ARTICLE VII

                               GENERAL PROVISIONS

      SECTION 7.01 Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate on February 28, 2005. This Section
7.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or earlier termination.

      SECTION 7.02 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 7.02):

                  if to Parent:

                           Auto Data Network Inc.
                           712 Fifth Avenue
                           19th Floor
                           New York, New York  10019
                           Facsimile:  (212) 581-1922
                           Attention:  Christopher R. Glover, CEO

                  with a copy to:

                           Auto Data Network Inc.
                           712 Fifth Avenue
                           19th Floor
                           New York, New York  10019
                           Facsimile:  (212) 581-1922
                           Attention:  Andrew J. Cosentino
                  if to the Company:

                           CarParts Technologies, Inc.
                           32122 Camino Capistrano
                           Suite 100
                           San Juan Capistrano, CA  92675
                           Facsimile No:  (949) 488-0315
                           Attention:  David McCann

                  with a copy to:

                           Pillsbury Winthrop LLP
                           1540 Broadway
                           New York, NY 10036
                           Facsimile No.:  (212) 858-1500
                           Attention:  Babak Yaghmaie, Esq.

      SECTION 7.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

      SECTION 7.04 Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, including without limitation the Agreement and Plan of Merger dated June 27, 2003 by and between the Company and Parent. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Parent may assign all or any of their rights and obligations hereunder to any Subsidiary of Parent, provided, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

      SECTION 7.05 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Indemnified Parties under Section 5.05 (which is intended to be for the benefit of the persons covered thereby and may be enforced by such persons).

      SECTION 7.06 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

      SECTION 7.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State without giving effect to laws that might otherwise govern under applicable principles of conflicts of laws. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any court within the State of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting within the State of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and
(b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the Merger may not be enforced in or by any of the above-named courts.

      SECTION 7.08 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Merger. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Merger, as applicable, by, among other things, the mutual waivers and certifications in this Section 7.08.

      SECTION 7.09 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

      SECTION 7.10 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      SECTION 7.11 Transaction Fees. Parent shall be responsible for all fees and expenses incurred by it or Merger Sub, and, if the Merger is consummated, the reasonable fees and expenses of counsel to the Company (provided, that invoices from such counsel are received by Parent prior to the Closing Date), incurred in connection with the consummation of the transactions contemplated hereunder (the "Transaction Fees"). Any fees and expenses paid by Parent in excess of Forty Thousand Dollars ($40,000) shall be deemed to be Transaction Fees for purposes of Section 2.06 above. In the event that the Merger is not consummated, the Company shall be responsible for all fees and expenses of its counsel.

      SECTION 7.12 Closing Efforts. The Parent and the Company each shall use their reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using their reasonable best efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) its covenants and obligations are satisfied in accordance with the terms of this Agreement.



                           [Signature page to follow]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                AUTO DATA NETWORK INC.



                                By  /s/ Lee Cole
                                   ---------------------------------------------
                                    Name: Lee Cole
                                    Title:



                                CARPARTS TECHNOLOGIES, INC.



                                By  /s/ David McCann
                                   ---------------------------------------------
                                    Name: David McCann
                                    Title: President and Chief Executive Officer



                                CAR PARTS TECHNOLOGIES ACQUISITION INC.



                                By /s/ Lee Cole
                                   ---------------------------------------------
                                    Name: Lee Cole
                                    Title:

                                   EXHIBIT A-1

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                     SERIES D-1 CONVERTIBLE PREFERRED STOCK

                                       OF

                             AUTO DATA NETWORK, INC.

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)

                      ------------------------------------

      Auto Data Network, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), as amended, the following resolution was adopted as of August 2, 2004 by the Board pursuant to Section 141 of the Delaware General Corporation
Law:

      RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, as amended, there shall be created a series of Preferred Stock, $0.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

      1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series D-1 Convertible Preferred Stock" (the "Series D-1_Preferred Stock"). Subject to the following sentence, the authorized number of shares of Series D-1 Preferred Stock shall be 2,800,000. Whatever number of shares of Series D-1 Preferred Stock are not issued pursuant to the merger of Carparts Technologies, Inc. with and into Car Parts Technologies Acquisition Inc., pursuant to the Amended and Restated Agreement and Plan of Merger by and among Auto Data Network Inc., Car Parts Technologies Acquisition Inc. and CarParts Technologies, Inc. dated as of August 2, 2004 (the "Merger Agreement"), or thereafter utilized to satisfy the preemptive rights of the holders of the Company's Series A-1 Preferred Stock and Series A-2 Preferred Stock in respect of the issuance of the Series D-1 Preferred Stock, shall be cancelled, retired and eliminated by the Company from the shares of Series D-1 Preferred Stock, as applicable, which the Company shall be authorized to issue. Any such shares of Series D-1 Preferred Stock so cancelled, retired and eliminated shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series D-1 Preferred Stock.

      2. Conversion.

      (a) Right to Convert. Each share of Series D-1 Preferred Stock shall be convertible into a number of shares of Common Stock equal to the applicable Liquidation Amount (as defined in Section 5 herein) divided by the then applicable Conversion Price (as defined herein) upon the earlier to occur of (i) the election of the holder to convert (an "Optional Conversion"), in whole or in part, at any time, or from time to time, commencing with date of the issuance of Series D-1 Preferred Stock (the "Issuance Date") or (ii) the earliest to occur of the following dates (an "Automatic Conversion"): (A) the date, at any time after the one year anniversary of the Issuance Date, upon which both (x) the average of the Market Price (as defined herein) for a share of Common Stock for thirty consecutive Trading Days (as defined herein) exceeds $8.85818182 (subject to adjustment in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) and (y) the average of the trading volume for the Common Stock during such period exceeds 150,000 shares per day (subject to adjustment in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) shares per Trading Day; or (B) upon the affirmative vote of the holders of a majority of the then outstanding shares of Series D-1 Preferred Stock.

      (b) As used herein, "Market Price" means, with respect to the shares of Common Stock, (i) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; or (iii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation) (such applicable trading market to be referred to the "Trading Market"). In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

      As used herein, "Trading Day" means a day on which the principal Trading Market with respect to the Common Stock is open for the transaction of business.

      (c) Effecting a Conversion. Immediately upon the occurrence of an Automatic Conversion, each holder's shares of Series D-1 Preferred Stock, shall be deemed to have been converted into the applicable number of shares of the Company's Common Stock in accordance with the then applicable Conversion Price, and certificates evidencing such shares of Common Stock shall be issued to such holder within five business days after receipt of the applicable certificates evidencing such holder's shares of Series D-1 Preferred Stock, together with other customary documentation (including delivery instructions). The holder shall effect any Optional Conversion by surrendering the certificate or certificates representing the shares of Series D-1 Preferred Stock, to be converted to the Company, together with written notice of its election to convert and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued (a "Stockholder Conversion Notice"). Each Stockholder Conversion Notice shall specify the number of shares of Series D-1 Preferred Stock to be converted and the date on which such conversion is to be effected, which date may be neither prior to, nor more than 10 days after, the date the holder delivers such Stockholder Conversion Notice. If no conversion date is specified in a Stockholder Conversion Notice, the conversion date shall be the date that the Stockholder Conversion Notice is delivered. Each Stockholder Conversion Notice, once given, shall be irrevocable. A holder of Series D-1 Preferred Stock may only convert shares of Series D-1 Preferred Stock in blocks equal to not less than the lesser of (i) the number of shares of Series D-1 Preferred Stock, as applicable, convertible into 5,000 shares of Common Stock and (ii) all shares of Series D-1 Preferred Stock then held by the stockholder. If the holder is converting less than all shares of Series D-1 Preferred Stock, as applicable, represented by the certificate or certificates tendered by the holder with the Stockholder Conversion Notice, the Company shall convert the number of shares of Series D-1 Preferred Stock so specified and shall promptly deliver (but not more than fifteen business days later) to such holder a certificate for such number of shares as have not been converted. Upon an Automatic Conversion, the Company shall notify each holder thereof and each holder shall surrender the certificate or certificates representing all of the shares of Series D-1 Preferred Stock owned by such holder and each holder of shares of Series D-1 Preferred Stock shall be deemed to be the holder of record of the Common Stock issued upon such Automatic Conversion. All fractional shares resulting from the conversion of the Series D-1 Preferred Stock shall be rounded up to the next highest whole share. All certificates representing shares of Series D-1 Preferred Stock surrendered for conversion shall be delivered to the Company for cancellation and canceled by it. As promptly as practicable (but no more than five business days) after the surrender of any shares of Series D-1 Preferred Stock, the Company shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted. Upon a conversion, any accrued and unpaid dividends shall be paid either in cash, to the extent funds are legally available therefor, or shares of Common Stock valued at the Market Price, in the sole discretion of the Company.

      (d) Conversion Price. The initial conversion price per share of the Series D-1 Preferred Stock, as applicable (the "Conversion Price"), shall be equal to $2.214545455 per share of Common Stock into which such number of share of Series D-1 Preferred Stock is convertible, subject to adjustment as provided in Section 3.

      (e) Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series D-1 Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the rights of the holders of the Series A-1 and Series A-2 Preferred Stock and any corresponding rights that may be granted to the holders of the Series C Preferred Stock, and the rights of the holders of the Series D-1 Preferred Stock pursuant to this clause, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series D-1 Preferred Stock; provided, that enforcement of the covenant to reserve shares shall be subject to such grace period as is reflected in the Merger Agreement. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradeable.

      If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D-1 Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series D-1 Preferred Stock the Company will take such corporate action necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      (f) Issue Taxes. The Company shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares of Series D-1 Preferred Stock specifies that the shares of Common Stock to be issued on Automatic Conversion are to be issued in a name or names other than the name or names in which such Series D-1 Preferred Stock stand or the names of affiliates of the initial holder of such shares, then the Company shall not be required to pay any additional transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Company or the transfer agent for the Series D-1 Preferred Stock, as applicable, at the time of Automatic Conversion of the Series D-1 Preferred Stock, as applicable, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series D-1 Preferred Stock, as applicable, were registered, despite the instructions to the contrary.

      3. Adjustment of Conversion Price.

      (a) Definition of Additional Stock. For purposes of this Section 3, "Additional Shares of Common Stock" includes all shares of Common Stock issued by the Company after the Issuance Date, other than:

            (i) The shares of Series D-1 Preferred Stock or shares of the Company's Series D-2 Preferred Stock, or the shares of Common Stock issued upon conversion of shares of the Company's Series A-1 Preferred Stock, the Company's Series A-2 Preferred Stock, the Company's Series B Preferred Stock, the Company's Series B-2 Preferred Stock, the Company's Series D-1 Preferred Stock, or the Company's Series D-2 Preferred Stock;

            (ii) Shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issuable or issued to the Company's employees, directors or consultants pursuant to a stock option plan or restricted stock plan approved by the Board;

            (iii) Shares of Common Stock issued or issuable pursuant to subsection 3(d) below;

            (iv) Shares of Common Stock or Preferred Stock issuable upon exercise of options, warrants or upon conversion of convertible securities or other rights outstanding as of the Issuance Date; and

            (v) Shares of capital stock or options or warrants to purchase capital stock issued (a) to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions or (b) to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Board, including within this exception shares issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions.

      The number and kind of securities issuable upon the conversion of the Series D-1 Preferred Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

      (b) Subdivision or Combination of Shares. In the event that the Company shall at any time or from time to time, prior to conversion of shares of Series D-1 Preferred Stock (x) subdivide the outstanding shares of Common Stock into a larger number of shares or (y) combine the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series D-1 Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series D-1 Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3(b) shall become effective retroactively in the case of any such subdivision or combination, to the close of business on the day upon which such corporate action becomes effective.

      (c) Stock Dividends. In case Additional Shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be reduced, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

      (d) Recapitalization or Reclassification of Common Stock. In case of any
(i) capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or (ii) exchange or conversion of the Common Stock for or into securities of another corporation or other entity, or (iii) consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or (iv) sale, lease or other conveyance of all or substantially all of the assets of the Company, then in each instance referred to in the preceding clauses (i) through
(iv), except in the case of a "Change in Control Transaction" (as such term is hereinafter defined in Section 11), the Board and the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires (by sale, lease or other conveyance) such assets, as the case may be, shall make provision such that the Series D-1 Preferred Stock shall thereafter be convertible for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other conveyance, as the case may be, by a holder of shares of Common Stock equal to the number of shares of Common Stock underlying the Series D-1 Preferred Stock, as applicable, issuable upon the conversion of the Series D-1 Preferred Stock immediately prior to the effective date of such capital reorganization, reclassification, merger, consolidation, sale, lease or other conveyance and, in each instance referred to in the preceding clauses (i) through (iv) (each, a "Transaction"), appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Series D-1 Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of shares underlying the Series D-1 Preferred Stock) shall thereafter be applicable, as near as reasonably may be, in relation to any such shares of stock or other securities or other property thereafter deliverable upon conversion of the Series D-1 Preferred Stock. The Company shall not enter into any Transaction unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (d).

      The Company shall not effect any transaction described in this subsection 3(d) unless (i) it first gives twenty (20) days' prior written notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series D-1 Preferred Stock shall be entitled to convert the Series D-1 Preferred Stock) and (ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of this subsection 3(d). The provisions of this subsection 3(d) shall similarly apply to successive consolidations, reorganizations, reclassifications, exchanges, conversions, mergers, sales, leases and other conveyances.

      (e) Issuance of Stock at Less than Conversion Price. If the Company shall issue any Additional Shares of Common Stock after the Issuance Date (other than as provided in the foregoing subsections 3(b) through 3(d)), for no consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

            (i) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (y) the Aggregate Consideration Received (as such term is defined in subsection 3(g)(v)) or deemed to be received by the Company upon such issuance or sale, by

            (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

      (f) Issuance of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Company, at any time or from time to time after the Issuance Date, shall issue any options, warrants or rights to purchase Common Stock (collectively, "Options") or securities that, by their terms, directly or indirectly, are convertible into or exchangeable for shares of Common Stock ("Convertible Securities") or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued under this Certificate as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

            (i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause
(B) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

            (iii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed to reflect such decrease or increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause
(C) shall have the effect of decreasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

      (g) Other Provisions Applicable to Adjustment Under this Section 3. The following provisions shall be applicable to the adjustments in the Conversion Price as provided in this Section 3.

            (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

            (ii) Other Action Affecting Common Stock. If the Company shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 3(b) through 3(f) hereof, inclusive, which would have an inequitable effect on the holders of the Series D-1 Preferred Stock, then the Conversion Price shall be adjusted in such manner and at such times as the Board on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

            (iii) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

            (iv) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

            (v) Determination of Consideration.

                  (A) For purposes of subsection 3(e), the "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under subsection 3(e), into the Aggregate Consideration Received, or deemed to have been received, by the Company under this subsection 3(e), for the issue of such Additional Shares of Common Stock

                  (B) For purposes of this Subsection 3(f), the Aggregate Consideration Received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) Cash and Property: Such consideration shall:

                                    (1)     insofar as it consists  of cash,  be
                                            computed  at  the  aggregate   gross
                                            amount  of  cash   received  by  the
                                            Company  before   deduction  of  any
                                            underwriting or similar commissions,
                                            compensation or concessions  paid or
                                            allowed by the Company in connection
                                            with such issue or sale and  without
                                            deduction of any expenses payable by
                                            the  Company and  excluding  amounts
                                            paid or payable for accrued interest
                                            or accrued dividends;

                                    (2)     insofar as it  consists  of property
                                            other than cash,  be computed at the
                                            fair  market  value  thereof  at the
                                            time of such issue, as determined in
                                            good faith by the Board; and

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 3(f)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (1)     the total amount,  if any,  received
                                            or  receivable  by  the  Company  as
                                            consideration  for the issue of such
                                            Options or  Convertible  Securities,
                                            plus the minimum aggregate amount of
                                            additional   consideration  (as  set
                                            forth  in the  instruments  relating
                                            thereto,   without   regard  to  any
                                            provision  contained  therein  for a
                                            subsequent    adjustment   of   such
                                            consideration)    payable   to   the
                                            Company  upon the  exercise  of such
                                            Options   or   the   conversion   or
                                            exchange    of   such    Convertible
                                            Securities,   or  in  the   case  of
                                            Options for Convertible  Securities,
                                            the  exercise  of such  Options  for
                                            Convertible   Securities   and   the
                                            conversion   or   exchange  of  such
                                            Convertible Securities, by

                                    (2)     the  maximum  number  of  shares  of
                                            Common  Stock  (as set  forth in the
                                            instruments     relating    thereto,
                                            without   regard  to  any  provision
                                            contained  therein for a  subsequent
                                            adjustment of such number)  issuable
                                            upon the exercise of such Options or
                                            the  conversion  or exchange of such
                                            Convertible Securities.

            (i) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D-1 Preferred Stock against impairment.

            (j) Notices of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Chief Financial Officer (or other senior executive officer in the absence of such person) of the Company shall, in good faith, compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to each record holder of the Series D-1 Preferred Stock.

      4. Ranking.

      The Series D-1 Preferred Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, junior to the Company's Series A-1, Series A-2, Series B and Series B-2 Preferred Stock, and shall rank senior and prior to (i) the Common Stock and (ii) each other class or series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series D-1 Preferred Stock, except (x) as otherwise approved by the affirmative vote or consent of the holders of a majority of the outstanding shares of Series D-1 Preferred Stock pursuant to Section 9 hereof,
(y) the Series D-2 Preferred Stock (the "Subsequent Junior Preferred Stock") to be issued pursuant to the transaction in which this Series D-1 Preferred Stock is issued, which will rank pari passu with the Series D-1 Preferred Stock, and
(z) the Series C Preferred Stock (the "DCS Transaction Preferred Stock"), which will rank senior to the Series D-1 Preferred Stock and the Series D-2 Preferred Stock and may be ranked senior to other series of the Company's preferred stock, and which the Company anticipates issuing in connection with the financing in which the Company is engaged as of the date of issuance of this Series D-1 Preferred Stock, principally for the purpose of raising sufficient funds to complete the Company's acquisition of DCS Automotive Ltd.. (All equity securities of the Company to which the Series D-1 Preferred Stock ranks senior to, whether with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities," all equity securities of the Company to which the Series D-1 Preferred Stock ranks on a parity with, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities" and all equity securities of the Company to which the Series D-1 Preferred Stock ranks junior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise are collectively referred to herein as "Senior Securities").

      5. Liquidation Rights.

      SECTION 7.13 Liquidation Preference. Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization legislation, or dissolution or winding up of the Company (each a "Liquidation"), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series D-1 Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders (the "Available Assets") an amount per share equal to the "Liquidation Amount." For purposes of a Liquidation, the Liquidation Amount shall mean the original issue price per share of the Series D-1 Preferred Stock ($2.214545455, as adjusted for stock splits, dividends, combinations or other recapitalization of the Series D-1 Preferred Stock) plus all dividends accrued but unpaid on such share (whether or not declared) up to the date of the Liquidation (the "Liquidation Preference"). Upon the completion of the distribution required by this subsection 4(a), and any other distribution to any other class or series of Senior Securities, if assets remain in the Company, the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of shares of any other series of preferred stock in accordance with their respective terms, then to the holders of Common Stock pro rata based on the number of shares of the Common Stock actually outstanding and held by holders of shares of Common Stock.

      SECTION 7.14 Priority. If the Available Assets are insufficient to pay the holders of Series D-1 Preferred Stock the full amount of the Liquidation Amount, the holders of Series D-1 Preferred Stock, in the aggregate, will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

      SECTION 7.15 Notice. The Company will send a written notice of a Liquidation to the holders of record of the Series D-1 Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person;
(ii) mailed by certified or registered mail, return receipt requested; or (iii) sent by national courier, not less than 25 days prior to the payment date stated therein. The notice will be addressed to each holder at its address as shown by the records of the Company.

      6. Appraisal. If a majority in interest of the holders of the Series D-1 Preferred Stock, in the aggregate, reasonably disagrees with any of the Board's determinations referred to in Section 2, Section 3 or Section 5 above (each, a "Determination"), then the Company and a majority in interest of such holders (the "Series D-1 Representative") shall use good faith efforts to mutually agree upon the designation of a single Qualified Appraiser (as defined below) within seven (7) business days of such event requiring a Determination. The date of such event requiring a Determination shall be referred to as the "Determination Date." If such a single Qualified Appraiser is designated, that person shall make a Determination. If the Company and the Series D-1 Representative do not so agree upon the designation of a single Qualified Appraiser within such period, then within five (5) business days following the end of such period, each of the Company and the Series D-1 Representative by written notice to the other shall designate a Qualified Appraiser (or if any party fails to select a Qualified Appraiser within the time period specified, the person selected by the other party shall be the Qualified Appraiser) and the two Qualified Appraisers so designated shall within ten (10) business days of their designation jointly designate a third Qualified Appraiser and solely such third Qualified Appraiser so designated shall independently make a Determination. If there is only a single Qualified Appraiser, the fees and expenses of the Qualified Appraiser shall be paid equally by the Company and the Series D-1 Representative. If three Qualified Appraisers are appointed, the Company shall pay the fees and expenses of the Qualified Appraiser which it appoints, the Series D-1 Representative shall pay the fees and expenses of the Qualified Appraiser which it appoints, and the fees and expenses of the third Qualified Appraiser shall be shared equally by the Company and the Series D-1 Representative. The designated Qualified Appraiser shall make the Determination not later than ten (10) business days following the Determination Date. The Determination made by the Qualified Appraiser shall be final, conclusive and binding on the parties hereto. None of the Qualified Appraisers shall be affiliated with any of the Company, the Series D-1 Representative or another Qualified Appraiser. For the purposes of this Agreement, "Qualified Appraiser" shall mean an individual who is engaged on a regular basis (although not necessarily full time) in valuing securities or arrangements similar to this Agreement, as the case may be, and may include (but shall not be limited to) professional business appraisers, investment bankers or accountants.

      7. Dividends.

      Dividends shall accrue on each outstanding share of Series D-1 Preferred Stock and on each outstanding share of Series D-1 Preferred Stock at the rate equal to 5% per annum (pro rated in the first annual period if the initial Issuance Date is after the commencement of the initial quarterly payment period) of the initial Liquidation Preference per share of Series D-1 Preferred Stock, as applicable, whether or not declared by the Board. Such dividends shall accrue and, if declared, shall be payable quarterly in arrears on the 30th day of July, October, January and April of each year (each such date, a "Dividend Payment Date"). Dividends shall begin to accrue on the Series D-1 Preferred Stock as of the Issuance Date, provided that the dividends due in respect of the initial quarterly period shall be pro rated if such Issuance Date is after the commencement of such quarterly period. Dividends payable on shares of Series D-1 Preferred Stock shall be cumulative; therefore, if a full or partial dividend on the shares of Series D-1 Preferred Stock with respect to any quarter is not declared by the Board, the Company shall remain obligated to pay a full dividend with respect to that quarter, provided, however, that any unpaid dividends shall not bear interest. At the election of the Company, any accrued but unpaid dividends may be paid in cash at any time.

      At the election of the Company, each dividend on the Series D-1 Preferred Stock may be paid in shares of Common Stock. Dividends paid in shares of Common Stock shall be paid in full shares only, with a cash payment equal to the value of any fractional shares. The issuance of such shares of Common Stock shall be valued at the average of the per share Market Price for the ten Trading Day period immediately preceding the date on which the dividend becomes due. Each dividend paid in capital stock shall be mailed to the holders of record of the Series D-1 Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date. Holders of Series D-1 Preferred Stock will receive written notification from the Company or the transfer agent if a dividend is paid in kind, which notification will specify the number of shares of Common Stock paid as a dividend. All holders of shares of Common Stock issued as dividends shall be entitled to all of the rights and benefits relating to shares of Common Stock as set forth in the Company's Certificate of Incorporation.

      After payment of setting aside of the payment of dividends described in this Section 7, any additional dividends (other dividends on Common Stock payable solely in Common Stock) declared or paid in any fiscal year shall be declared or paid among the holders of Series D-1 Preferred Stock, and Common Stock then outstanding in proportion to the nearest whole number of shares of Common Stock which would be held by each such holder if all holders of Series D-1 Preferred Stock were converted at the then-effective Conversion Rate.

      8. Voting Rights.

      Each holder of outstanding shares of Series D-1 Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D-1 Preferred Stock held of record by such holder are convertible at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law and by the provisions of Section 9 below, the holders of shares of Series D-1 Preferred Stock shall vote together with the holders of Common Stock as a single class.

      Notwithstanding the above, the Company shall provide each holder of Series D-1 Preferred Stock with prior written notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any undertaking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or twenty (20) days prior to the consummation of any transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

      To the extent that under the Delaware General Corporation Law ("DGCL") the vote of the holders of the Series D-1 Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D-1 Preferred Stock, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D-1 Preferred Stock (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by the class or by both series, as applicable. To the extent that under the DGCL holders of the Series D-1 Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D-1 Preferred Stock shall entitle the holder thereof to cast that a number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible using the record date for determining the stockholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Series D-1 Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company's bylaws and the DGCL).

      9. Protective Provisions.

      (a) So long as the shares of Series D-1 Preferred Stock are outstanding, the Company shall not, take, approve or otherwise ratify any of the following actions without the consent of at least a majority of the then outstanding shares of Series D-1 Preferred Stock, voting as a separate series:

            (i) authorize, issue or agree to authorize or issue any new class or series of Senior Securities or Parity Securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such Senior Securities or Parity Securities, or offer, sell or issue any Senior Securities or Parity Securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such Senior Securities or Parity Securities, other than the Subsequent Junior Preferred Stock and the DCS Transaction Preferred Stock;

            (ii) purchase, repurchase or redeem shares of (i) Common Stock, (ii) securities or rights of any kind convertible into or exercisable or exchangeable for Common Stock or (iii) other securities of the Company, (except in the case of a termination of an employee, at which the Company may repurchase or redeem such shares of Common Stock at cost and pursuant to any agreement under which such shares of Common Stock were issued);

            (iii) declare or pay dividends or any other distribution on shares of Common Stock or any other capital stock of the Company except as contemplated herein; or

            (iv) increase the authorized number of shares of Series D-1 Preferred Stock; or

            (v) amend the Certificate of Incorporation or Bylaws of the Company or alter or change the rights, preferences or privileges of the Series D-1 Preferred Stock or any Parity Securities or Senior Securities in each case so as to affect adversely the rights, preferences or privileges of the Series D-1 Preferred Stock other than to permit the issuance of the Subsequent Junior Preferred Stock or the DCS Transaction Preferred Stock.

      10. Preemptive Right.

      (a) The Company shall not issue or sell any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (the securities issued in such transactions being referred to as the "Newly Issued Securities"), other than any such issuance or sale which is excluded from the definition of "Newly Issued Securities" pursuant to Section 10(d), unless prior to the issuance or sale of such Newly Issued Securities the Company shall have set aside such additional securities as shall be necessary to enable each holder of Series D-1 Preferred Stock to have the opportunity (such opportunity being herein referred to as the "Preemptive Right") to purchase (on the same terms as such Newly Issued Securities are sold) the same proportion of such Newly Issued Securities sold by the Company as (x) the number of shares of Common Stock (calculated solely on account of outstanding Series D-1 Preferred Stock on an as converted basis) held by such holder on the day preceding the issuance and sale of such Newly Issued Securities bears to (y) the total number of shares of Common Stock (calculated on a fully diluted basis with respect to the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series B-2 Preferred Stock and Series D-1 Preferred Stock, and any other Common Stock equivalents which are "in the money") outstanding on the day preceding the date of the issuance and sale of such Newly Issued Securities.

      (b) Promptly after the issuance and sale by the Company of any Newly Issued Securities, the Company shall give written notice thereof (the "Preemptive Notice") to each holder of Series D-1 Preferred Stock. The Preemptive Notice shall specify (i) the number of such Newly Issued Securities issued or sold, (ii) the price and other terms of their proposed issuance or sale, (iii) the number of such Newly Issued Securities which such holder is entitled to purchase (determined as provided in subsection (a) above), and (iv) the period during which such holder may elect to purchase such Newly Issued Securities, which period shall extend for at least thirty (30) days following the receipt by such holder of the Preemptive Notice (the "Preemptive Acceptance Period"). Each holder of Series D-1 Preferred Stock who desires to purchase Newly Issued Securities shall notify the Company within the Preemptive Acceptance Period of the number of Newly Issued Securities such holder wishes to purchase, as well as the number, if any, of additional Newly Issued Securities such holder would be willing to purchase in the event that all of the Newly Issued Securities subject to the Preemptive Right are not subscribed for by the other holders of Series D-1 Preferred Stock, by completing, executing and delivering to the Company the form of Preemptive Acceptance Election Notice furnished by the Company with the Preemptive Notice, and depositing sufficient cash, in accordance with the terms set forth in the Preemptive Acceptance Election Notice, to consummate the purchase of the purchase of all the securities such holder has so indicated such holder is willing to purchase. The Company, in its sole and absolute discretion, may agree to payment deposit arrangements other than those set forth in the Preemptive Acceptance Election Notice, or may decline to accept alternative arrangements for any reason or without reason.

      (c) After the conclusion of the Preemptive Acceptance Period, the Company shall promptly take such steps to issue and deliver securities to holders of Series D-1 Preferred Stock, accept purchase price deposits and return unused deposits (without interest and less any payment transfer charges as may apply) as may be necessary or appropriate to consummate the exercise of Preemptive Rights in accordance with this Section 10.

      (d) The term "Newly Issued Securities" shall not include:

            (i) Shares of Common Stock issued upon conversion of shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series B-2 Preferred Stock, Series D-1 Preferred Stock, Subsequent Junior Preferred Stock or DCS Transaction Preferred Stock;

            (ii) Shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issuable or issued to the Company's employees, directors or consultants pursuant to a stock option plan or restricted stock plan approved by the Board;

            (iii) Shares of Common Stock issued or issuable pursuant to subsection 3(d);

            (iv) Shares of Common Stock or Preferred Stock issuable upon exercise of options, warrants or upon conversion of convertible securities or other rights outstanding as of the Issuance Date;

            (v) Shares of capital stock or options or warrants to purchase capital stock, issued to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions or to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Board, including within this exception from the definition of the term "Newly Issued Securities" shares issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions;

            (vi) Shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company;

            (vii) Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

            (viii) shares issued in exchange, at fair market value, for assets or equipment to be used by the Company in the ordinary course of business;

            (ix) shares issued pursuant to any of the Series D-1 Preferred Stock purchase agreements or any of the other documents executed, filed or delivered in connection therewith; and

            (x) shares of Subsequent Junior Preferred Stock or DCS Transaction Preferred Stock.

      11. Mandatory Redemption

      (a) On the date which is five (5) years after the Issuance Date (such fifth anniversary, the "Mandatory Redemption Date"), the Company shall redeem each then outstanding share of the Series D-1 Preferred Stock for an amount per share equal to the Liquidation Amount.

      (b) Upon a Change of Control Redemption Event, the Company shall redeem each then outstanding share of the Series D-1 Preferred Stock for an amount per share equal to either (x) the Liquidation Amount or (y) the property, rights or securities which the holder of the shares of Common Stock into which such share of Series D-1 Preferred Stock could have been converted would have received, whichever is elected by the holder. For purposes of this Section 11, a "Change of Control Redemption Event" shall be deemed to have occurred upon a merger, combination or reorganization of the Company in which more than 50% of the voting power of the Company is disposed of, or in which the stockholders of the Company immediately prior to such merger, reorganization or consolidation own less than 50% of the Company's voting power immediately after, unless a majority of the holders of the Series D-1 Preferred Stock, voting as a separate series, shall have approved of the transaction.

      (b) From and after the latest to occur of (i) the Mandatory Redemption Date or a Change of Control Redemption Event, and (ii) the date upon which the Company irrevocably deposits the aggregate Liquidation Amount or the property, rights or securities which the holder of the shares of Common Stock into which such share of Series D-1 Preferred Stock could have been converted would have received, whichever is elected by the applicable holder within the applicable time period (or the Liquidation Amount if no such election is made within the applicable time period), in respect of the shares of Series D-1 Preferred Stock being redeemed in an account for disbursement to holders of shares of Series D-1 Preferred Stock, as applicable, upon receipt of certificates evidencing their respective shares and other customary documentation for such redemption, no holder of such Series D-1 Preferred Stock shall have any rights in respect of such shares other than to receive the applicable Liquidation Amount per share in respect of such holder's shares.

      12. No Reissuance of Series D-1 Preferred Stock.

      No share or shares of Series D-1 Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series D-1 Preferred Stock shall be cancelled, retired and eliminated from the shares of Series D-1 Preferred Stock, as applicable, which the Company shall be authorized to issue. Any such shares of Series D-1 Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series D-1 Preferred Stock.

      13. Registered Holders.

      A holder of Series D-1 Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series D-1 Preferred Stock, as applicable, shall be treated as the owner of such shares of all purposes. All notices and all payments required to be mailed to a holder of shares of Series D-1 Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all dividends and redemption payments to a holder of Series D-1 Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at such holder's registered address on the Company's stock transfer books.

      14. Certain Remedies.

      Any registered holder of shares of Series D-1 Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designations and to enforce specifically the terms and provisions of this Certificate of Designations in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

      15. Headings of Subdivisions.

      The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

      16. Severability of Provisions.

      If any right, preference or limitation of the Series D-1 Preferred Stock set forth herein (as may be amended) from time to time is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such right, preference or limitation (including, without limitation, the dividend rate) shall be enforced to the maximum extent permitted by law and all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the undersigned, being the Chief Financial Officer of the Company, has executed this Certificate of Designations as of August 6, 2004.

                                      AUTO DATA NETWORK, INC.


                                      By:   Lee Cole
                                           -------------------------------------
                                           Name:  Lee Cole
                                           Title:  Chief Financial Officer

                                   EXHIBIT A-2

                                     FORM OF

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                     SERIES D-2 CONVERTIBLE PREFERRED STOCK

                                       OF

                             AUTO DATA NETWORK, INC.

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)


    [CERTIFICATE OF DESIGNATIONS FOR SUBSEQUENT PREFERRED STOCK---STOCK TO BE
                          ISSUED ON FEBRUARY 28, 2004]

                                    EXHIBIT B


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OR REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.


                             AUTO DATA NETWORK INC.

                      UNSECURED CONVERTIBLE PROMISSORY NOTE

$_______________ [Date]
                                                             New York, New York

      ARTICLE VIII PRINCIPAL.

      SECTION 8.01 Auto Data Network Inc., a Delaware Corporation (the "Company"), for value received, hereby promises to pay to the order of [Noteholder] or his, her, their or its assigns (the "Investor" or the "Holder") the amount of _______________________ dollars ($_________), as set forth hereinafter. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in that certain Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2004, by and among the Company, Car Parts Technologies Acquisition, a Delaware corporation and a wholly-owned subsidiary of the Company and CarParts Technologies, Inc., a Delaware corporation (the "Merger Agreement").

      SECTION 8.02 This Convertible Promissory Note (the "Note") shall bear no interest. This Note shall be due and payable on Holder's written demand which may be made on or after February 28, 2005 (the "Termination Date"), unless this
Note is automatically converted into shares of the Company's capital stock pursuant to Section ySECTION 8.03 and Section 3 hereof. Commencing on the Termination Date, all principal hereunder shall be payable upon demand.

      SECTION 8.03 Upon conversion of the principal hereunder into the Company's capital stock pursuant to Section 3 hereof, this Note shall be surrendered to the Company for cancellation.

      SECTION 8.04 Payments are to be made at the address of the Holder set forth in Section 8 below or at such other place in the United States as the Holder shall designate to the Company in writing, in lawful money of the United States of America.

      SECTION 8.05 This Note is issued pursuant to the Merger Agreement. The provisions of this Note are a statement of the rights of the Holder and the conditions to which this Note is subject and to which the Holder, by the acceptance of this Note, agrees.

      ARTICLE IX PREPAYMENT. NOTWITHSTANDING ANYTHING ELSE SET FORTH HEREIN, THE COMPANY MAY NOT PRE-PAY THIS NOTE IN WHOLE OR IN PART.

      ARTICLE X CONVERSION.

      SECTION 10.01 Automatic Conversion of Outstanding Principal. On February 28, 2005, the entire outstanding principal balance hereunder shall be automatically converted into a number of fully paid and nonassessable whole shares of Subsequent Junior Preferred Stock, determined in accordance with Section ySECTION 10.02. Upon conversion, this Note shall be canceled and no further amounts shall be due hereunder.

      SECTION 10.02 Shares Issuable. The number of whole shares of Subsequent Junior Preferred Stock (as defined in the Merger Agreement) into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount outstanding hereunder by the Second Valuation Amount (as defined in the Merger Agreement).

      SECTION 10.03 Delivery of Stock Certificates. Upon the conversion of this Note and return of the original Note to the Company, the Company, at its expense, will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Subsequent Junior Preferred Stock issuable upon such conversion and the person or persons entitled to receive the shares of the Subsequent Junior Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares on such date.

      SECTION 10.04 No Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to such fraction multiplied by the fair market value of the Common Stock underlying such shares as determined by the Board of Directors in accordance with the Merger Agreement.

      SECTION 10.05 No Rights as Shareholder. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the conversion hereof.

      ARTICLE XI RESERVATION OF STOCK ISSUABLE UPON CONVERSION. THE COMPANY SHALL AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF ITS AUTHORIZED BUT UNISSUED SHARES OF CAPITAL STOCK, SOLELY FOR THE PURPOSE OF EFFECTING THE CONVERSION OF THE NOTE, SUCH NUMBER OF ITS SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) AS SHALL FROM TIME TO TIME BE SUFFICIENT TO EFFECT THE CONVERSION OF THE NOTE; AND IF AT ANY TIME THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) SHALL NOT BE SUFFICIENT TO EFFECT THE CONVERSION OF THE ENTIRE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE, IN ADDITION TO SUCH OTHER REMEDIES AS SHALL BE AVAILABLE TO THE HOLDER OF THIS NOTE, THE COMPANY WILL USE ITS BEST EFFORTS TO TAKE SUCH CORPORATE ACTION AS MAY, IN THE OPINION OF ITS COUNSEL, BE NECESSARY TO INCREASE ITS AUTHORIZED BUT UNISSUED SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) TO SUCH NUMBER OF SHARES AS SHALL BE SUFFICIENT FOR SUCH PURPOSES.

      ARTICLE XII ASSIGNMENT. SUBJECT TO THE RESTRICTIONS ON TRANSFER DESCRIBED IN SECTION 7 HEREOF, THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THIS NOTE SHALL BE BINDING UPON AND BENEFIT THE SUCCESSORS, ASSIGNS, HEIRS, ADMINISTRATORS AND TRANSFEREES OF THE PARTIES. EFFECTIVE UPON ANY SUCH ASSIGNMENT, THE PERSON OR ENTITY TO WHOM SUCH RIGHTS, INTERESTS AND OBLIGATIONS WERE ASSIGNED SHALL HAVE AND EXERCISE ALL OF THE HOLDER'S RIGHTS, INTERESTS AND OBLIGATIONS HEREUNDER AS IF SUCH PERSON OR ENTITY WERE THE ORIGINAL HOLDER OF THIS NOTE.

      ARTICLE XIII WAIVER AND AMENDMENT. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED OR MODIFIED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE, EITHER RETROACTIVELY OR PROSPECTIVELY, AND EITHER FOR A SPECIFIED PERIOD OF TIME OR INDEFINITELY), UPON THE WRITTEN CONSENT OF THE COMPANY AND OF THE HOLDER.

      ARTICLE XIV TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. WITH RESPECT TO ANY OFFER, SALE OR OTHER DISPOSITION OF THIS NOTE OR SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTED, THE HOLDER WILL GIVE WRITTEN NOTICE TO THE COMPANY PRIOR THERETO, DESCRIBING BRIEFLY THE MANNER THEREOF. UNLESS THE COMPANY REASONABLY DETERMINES THAT SUCH TRANSFER WOULD VIOLATE APPLICABLE SECURITIES LAWS, OR THAT SUCH TRANSFER WOULD ADVERSELY AFFECT THE COMPANY'S ABILITY TO ACCOUNT FOR FUTURE TRANSACTIONS TO WHICH IT IS A PARTY AS A POOLING OF INTERESTS, AND NOTIFIES THE HOLDER THEREOF WITHIN TEN (10) BUSINESS DAYS AFTER RECEIVING NOTICE OF THE TRANSFER, THE HOLDER MAY EFFECT SUCH TRANSFER. EACH NOTE THUS TRANSFERRED AND EACH CERTIFICATE REPRESENTING THE SECURITIES THUS TRANSFERRED SHALL BEAR A LEGEND AS TO THE APPLICABLE RESTRICTIONS ON TRANSFERABILITY IN ORDER TO ENSURE COMPLIANCE WITH THE SECURITIES ACT, UNLESS IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH LEGEND IS NOT REQUIRED IN ORDER TO ENSURE COMPLIANCE WITH THE SECURITIES ACT. THE COMPANY MAY ISSUE STOP TRANSFER INSTRUCTIONS TO ITS TRANSFER AGENT IN CONNECTION WITH SUCH RESTRICTIONS.

      ARTICLE XV NOTICES. ANY NOTICE, REQUEST, OTHER COMMUNICATION OR PAYMENT REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN UPON DELIVERY IF PERSONALLY DELIVERED, OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IF DEPOSITED IN THE UNITED STATES MAIL FOR MAILING BY CERTIFIED MAIL, POSTAGE PREPAID, AND ADDRESSED AS FOLLOWS:

         If to Investor:  at the address indicated on the signature page hereto.

         If to Company:                   Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Christopher R. Glover, CEO

         With a copy to:                  Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Andrew J. Cosentino

Each of the above addressees may change its address for purposes of this Section 8 by giving to the other addressee notice of such new address in conformance with this Section 8.

      ARTICLE XVI LOSS, THEFT OR DESTRUCTION OF NOTE. UPON RECEIPT BY THE COMPANY OF EVIDENCE REASONABLY SATISFACTORY TO IT OF THE LOSS, THEFT OR DESTRUCTION OF THIS NOTE AND OF INDEMNITY OR SECURITY REASONABLY SATISFACTORY TO IT, THE COMPANY WILL MAKE AND DELIVER A NEW NOTE WHICH SHALL CARRY THE SAME RIGHTS CARRIED BY THIS NOTE, STATING THAT SUCH NOTE IS ISSUED IN REPLACEMENT OF THIS NOTE, MAKING REFERENCE TO THE ORIGINAL DATE OF ISSUANCE OF THIS NOTE (AND ANY SUCCESSORS HERETO) AND DATED AS OF SUCH CANCELLATION, IN LIEU OF THIS NOTE.

      ARTICLE XVII ACCREDITED INVESTOR. THE HOLDER REPRESENTS AND WARRANTS THAT HE/SHE/IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF THE SECURITIES AND EXCHANGE RULE 501 OF REGULATION D, AS PRESENTLY IN EFFECT.

      ARTICLE XVIII GOVERNING LAW. THIS NOTE IS BEING DELIVERED IN AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

      ARTICLE XIX WAIVER BY THE COMPANY. THE COMPANY HEREBY WAIVES DEMAND, NOTICE, PRESENTMENT, PROTEST AND NOTICE OF DISHONOR.

      ARTICLE XX DELAYS. NO DELAY BY THE HOLDER IN EXERCISING ANY POWER OR RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF ANY POWER OR RIGHT.

      ARTICLE XXI SEVERABILITY. IF ONE OR MORE PROVISIONS OF THIS NOTE ARE HELD TO BE UNENFORCEABLE UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE EXCLUDED FROM THIS NOTE AND THE BALANCE OF THE NOTE SHALL BE INTERPRETED AS IF SUCH PROVISION WERE SO EXCLUDED AND SHALL BE ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

      ARTICLE XXII NO IMPAIRMENT. THE COMPANY WILL NOT, BY ANY VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS NOTE AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE RIGHTS OF THE HOLDER OF THIS NOTE AGAINST IMPAIRMENT.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, Auto Data Network Inc. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.


                                     AUTO DATA NETWORK INC.
                                     a Delaware corporation



                                     By       __________________

                                     Print Name        _________

                                     Title    __________________

Accepted and Agreed to:

                                     INITIAL HOLDER:



                                      --------------------------
                                        Print Name of Holder

                                      By       _________________
                                                (Signature)


                                      ------------------------------------------
                                    (Print Name, if signing on behalf of entity)

________________________________________  THE  SECURITIES  REPRESENTED  BY  THIS
CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OR REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.


                             AUTO DATA NETWORK INC.

                      UNSECURED CONVERTIBLE PROMISSORY NOTE
$_______________                                                          [Date]
                                                              New York, New York

      ARTICLE XXIII PRINCIPAL.

      SECTION 23.01 Auto Data Network Inc., a Delaware Corporation (the "Company"), for value received, hereby promises to pay to the order of [Noteholder] or his, her, their or its assigns (the "Investor" or the "Holder") the amount of _______________________ dollars ($_________), as set forth hereinafter. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in that certain Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2004, by and among the Company, Car Parts Technologies Acquisition, a Delaware corporation and a wholly-owned subsidiary of the Company and CarParts Technologies, Inc., a Delaware corporation (the "Merger Agreement").

      SECTION 23.02 This Convertible Promissory Note (the "Note") shall bear no interest. This Note shall be due and payable on Holder's written demand which may be made on or after February 28, 2005 (the "Termination Date"), unless this
Note is automatically converted into shares of the Company's capital stock pursuant to Section ySECTION 8.03 and Section 3 hereof. Commencing on the Termination Date, all principal hereunder shall be payable upon demand.

      SECTION 23.03 Upon conversion of the principal hereunder into the Company's capital stock pursuant to Section 3 hereof, this Note shall be surrendered to the Company for cancellation.

      SECTION 23.04 Payments are to be made at the address of the Holder set forth in Section 8 below or at such other place in the United States as the Holder shall designate to the Company in writing, in lawful money of the United States of America.

      SECTION 23.05 This Note is issued pursuant to the Merger Agreement. The provisions of this Note are a statement of the rights of the Holder and the conditions to which this Note is subject and to which the Holder, by the acceptance of this Note, agrees.

      ARTICLE XXIV PREPAYMENT. NOTWITHSTANDING ANYTHING ELSE SET FORTH HEREIN, THE COMPANY MAY NOT PRE-PAY THIS NOTE IN WHOLE OR IN PART.

      ARTICLE XXV CONVERSION.

      SECTION 25.01 Automatic Conversion of Outstanding Principal. On February 28, 2005, the entire outstanding principal balance hereunder shall be automatically converted into a number of fully paid and nonassessable whole shares of Subsequent Junior Preferred Stock, determined in accordance with Section ySECTION 10.02. Upon conversion, this Note shall be canceled and no further amounts shall be due hereunder.

      SECTION 25.02 Shares Issuable. The number of whole shares of Subsequent Junior Preferred Stock (as defined in the Merger Agreement) into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount outstanding hereunder by the Second Valuation Amount (as defined in the Merger Agreement).

      SECTION 25.03 Delivery of Stock Certificates. Upon the conversion of this Note and return of the original Note to the Company, the Company, at its expense, will issue and deliver to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of full shares of Subsequent Junior Preferred Stock issuable upon such conversion and the person or persons entitled to receive the shares of the Subsequent Junior Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares on such date.

      SECTION 25.04 No Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to such fraction multiplied by the fair market value of the Common Stock underlying such shares as determined by the Board of Directors in accordance with the Merger Agreement.

      SECTION 25.05 No Rights as Shareholder. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the conversion hereof.

      ARTICLE XXVI RESERVATION OF STOCK ISSUABLE UPON CONVERSION. THE COMPANY SHALL AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF ITS AUTHORIZED BUT UNISSUED SHARES OF CAPITAL STOCK, SOLELY FOR THE PURPOSE OF EFFECTING THE CONVERSION OF THE NOTE, SUCH NUMBER OF ITS SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) AS SHALL FROM TIME TO TIME BE SUFFICIENT TO EFFECT THE CONVERSION OF THE NOTE; AND IF AT ANY TIME THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) SHALL NOT BE SUFFICIENT TO EFFECT THE CONVERSION OF THE ENTIRE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE, IN ADDITION TO SUCH OTHER REMEDIES AS SHALL BE AVAILABLE TO THE HOLDER OF THIS NOTE, THE COMPANY WILL USE ITS BEST EFFORTS TO TAKE SUCH CORPORATE ACTION AS MAY, IN THE OPINION OF ITS COUNSEL, BE NECESSARY TO INCREASE ITS AUTHORIZED BUT UNISSUED SHARES OF SUBSEQUENT JUNIOR PREFERRED STOCK (AND SHARES OF ITS COMMON STOCK FOR ISSUANCE ON CONVERSION OF SUCH SUBSEQUENT JUNIOR PREFERRED STOCK) TO SUCH NUMBER OF SHARES AS SHALL BE SUFFICIENT FOR SUCH PURPOSES.

      ARTICLE XXVII ASSIGNMENT. SUBJECT TO THE RESTRICTIONS ON TRANSFER DESCRIBED IN SECTION 7 HEREOF, THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THIS NOTE SHALL BE BINDING UPON AND BENEFIT THE SUCCESSORS, ASSIGNS, HEIRS, ADMINISTRATORS AND TRANSFEREES OF THE PARTIES. EFFECTIVE UPON ANY SUCH ASSIGNMENT, THE PERSON OR ENTITY TO WHOM SUCH RIGHTS, INTERESTS AND OBLIGATIONS WERE ASSIGNED SHALL HAVE AND EXERCISE ALL OF THE HOLDER'S RIGHTS, INTERESTS AND OBLIGATIONS HEREUNDER AS IF SUCH PERSON OR ENTITY WERE THE ORIGINAL HOLDER OF THIS NOTE.

      ARTICLE XXVIII WAIVER AND AMENDMENT. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED OR MODIFIED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE, EITHER RETROACTIVELY OR PROSPECTIVELY, AND EITHER FOR A SPECIFIED PERIOD OF TIME OR INDEFINITELY), UPON THE WRITTEN CONSENT OF THE COMPANY AND OF THE HOLDER.

      ARTICLE XXIX TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. WITH RESPECT TO ANY OFFER, SALE OR OTHER DISPOSITION OF THIS NOTE OR SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTED, THE HOLDER WILL GIVE WRITTEN NOTICE TO THE COMPANY PRIOR THERETO, DESCRIBING BRIEFLY THE MANNER THEREOF. UNLESS THE COMPANY REASONABLY DETERMINES THAT SUCH TRANSFER WOULD VIOLATE APPLICABLE SECURITIES LAWS, OR THAT SUCH TRANSFER WOULD ADVERSELY AFFECT THE COMPANY'S ABILITY TO ACCOUNT FOR FUTURE TRANSACTIONS TO WHICH IT IS A PARTY AS A POOLING OF INTERESTS, AND NOTIFIES THE HOLDER THEREOF WITHIN TEN (10) BUSINESS DAYS AFTER RECEIVING NOTICE OF THE TRANSFER, THE HOLDER MAY EFFECT SUCH TRANSFER. EACH NOTE THUS TRANSFERRED AND EACH CERTIFICATE REPRESENTING THE SECURITIES THUS TRANSFERRED SHALL BEAR A LEGEND AS TO THE APPLICABLE RESTRICTIONS ON TRANSFERABILITY IN ORDER TO ENSURE COMPLIANCE WITH THE SECURITIES ACT, UNLESS IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH LEGEND IS NOT REQUIRED IN ORDER TO ENSURE COMPLIANCE WITH THE SECURITIES ACT. THE COMPANY MAY ISSUE STOP TRANSFER INSTRUCTIONS TO ITS TRANSFER AGENT IN CONNECTION WITH SUCH RESTRICTIONS.

      ARTICLE XXX NOTICES. ANY NOTICE, REQUEST, OTHER COMMUNICATION OR PAYMENT REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN UPON DELIVERY IF PERSONALLY DELIVERED, OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IF DEPOSITED IN THE UNITED STATES MAIL FOR MAILING BY CERTIFIED MAIL, POSTAGE PREPAID, AND ADDRESSED AS FOLLOWS:

         If to Investor:  at the address indicated on the signature page hereto.

         If to Company:                   Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Christopher R. Glover, CEO

         With a copy to:                  Auto Data Network Inc.
                                          712 Fifth Avenue
                                          19th Floor
                                          New York, New York 10019
                                          Facsimile: (212) 581-1922
                                          Attention: Andrew J. Cosentino

Each of the above addressees may change its address for purposes of this Section 8 by giving to the other addressee notice of such new address in conformance with this Section 8.

      ARTICLE XXXI LOSS, THEFT OR DESTRUCTION OF NOTE. UPON RECEIPT BY THE COMPANY OF EVIDENCE REASONABLY SATISFACTORY TO IT OF THE LOSS, THEFT OR DESTRUCTION OF THIS NOTE AND OF INDEMNITY OR SECURITY REASONABLY SATISFACTORY TO IT, THE COMPANY WILL MAKE AND DELIVER A NEW NOTE WHICH SHALL CARRY THE SAME RIGHTS CARRIED BY THIS NOTE, STATING THAT SUCH NOTE IS ISSUED IN REPLACEMENT OF THIS NOTE, MAKING REFERENCE TO THE ORIGINAL DATE OF ISSUANCE OF THIS NOTE (AND ANY SUCCESSORS HERETO) AND DATED AS OF SUCH CANCELLATION, IN LIEU OF THIS NOTE.

      ARTICLE XXXII ACCREDITED INVESTOR. THE HOLDER REPRESENTS AND WARRANTS THAT HE/SHE/IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF THE SECURITIES AND EXCHANGE RULE 501 OF REGULATION D, AS PRESENTLY IN EFFECT.

      ARTICLE XXXIII GOVERNING LAW. THIS NOTE IS BEING DELIVERED IN AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

      ARTICLE XXXIV WAIVER BY THE COMPANY. THE COMPANY HEREBY WAIVES DEMAND, NOTICE, PRESENTMENT, PROTEST AND NOTICE OF DISHONOR.

      ARTICLE XXXV DELAYS. NO DELAY BY THE HOLDER IN EXERCISING ANY POWER OR RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF ANY POWER OR RIGHT.

      ARTICLE XXXVI SEVERABILITY. IF ONE OR MORE PROVISIONS OF THIS NOTE ARE HELD TO BE UNENFORCEABLE UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE EXCLUDED FROM THIS NOTE AND THE BALANCE OF THE NOTE SHALL BE INTERPRETED AS IF SUCH PROVISION WERE SO EXCLUDED AND SHALL BE ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

      ARTICLE XXXVII NO IMPAIRMENT. THE COMPANY WILL NOT, BY ANY VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS NOTE AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE RIGHTS OF THE HOLDER OF THIS NOTE AGAINST IMPAIRMENT.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, Auto Data Network Inc. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.


                                  AUTO DATA NETWORK INC.
                                  a Delaware corporation

                                  By        _____________________

                                  Print Name  __________________

                                  Title     ____________________

Accepted and Agreed to:

                                  INITIAL HOLDER:

                                  ----------------------------------------------
                                               Print Name of Holder

                                  By  _______________________________________
                                                   (Signature)

                                     -------------------------------------------
                                    (Print Name, if signing on behalf of entity)

                                          __________________________________
                                                      Title (if applicable)

                                  Address: __________________________________
                                           __________________________________
                                           __________________________________

                                 ASSIGNMENT FORM
                     (To Assign the foregoing Note, execute
                   this form and supply required information.
                   Do not use this form to convert the Note.)

      FOR VALUE RECEIVED, an interest corresponding to the unpaid principal amount of the foregoing Note and all rights evidenced thereby are hereby assigned to

--------------------------------------------------------------------------------
                                 (Please Print)

         whose address is
                         -------------------------------------------------------

--------------------------------------------------------------------------------

         Dated:
               --------------------------------------

         Holder's Signature:
                                    --------------------------------------------

         Holder's Address:
                                    --------------------------------------------

         Signature Guaranteed:
                              --------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.

                                                        Title (if applicable)
                                              Address:  ____________________
                                                        _____________
                                                        _____________

                                 ASSIGNMENT FORM
                     (To Assign the foregoing Note, execute
                   this form and supply required information.
                   Do not use this form to convert the Note.)

      FOR VALUE RECEIVED, an interest corresponding to the unpaid principal amount of the foregoing Note and all rights evidenced thereby are hereby assigned to


--------------------------------------------------------------------------------
                                 (Please Print)

         whose address is
                         -------------------------------------------------------






         Dated:
               --------------------------------------

         Holder's Signature:
                                    --------------------------------------------

         Holder's Address:
                                    --------------------------------------------



         Signature Guaranteed:
                              --------------------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.

                                    EXHIBIT C


                      BENNETT, ALAN                                 $     990.12

                      LEVINE, MARK                                         22.50

                      CALPURNIA CAPITAL PARTNERS, LLC                      22.50

                      REITMAN, JERRY                                       45.01

                      GHALILI, FARID                                       22.50

                      STOCKLAND, TOM                                       67.51

                      FARRISH, DARREN                                      22.50

                      KEERAN, MARK                                         22.50

                      DOUGLAS, KENNETH                                     22.50

                      RUBAN, CHARLES                                       22.50

                      ROBBINS, CYNTHIA                                     22.50

                      SCHMODE, WAYNE                                       22.50

                      STOCKLAND & TRANTHAM P.A.                            45.01

                      STOCKLAND & TRANTHAM P.A.                            67.51

                      BLUMENTHAL, ARTHUR                                  112.51

                      WEISS, EUGENE                                        22.50

                      EIG, DAVID                                           22.50

                      MASSIE, ANDREW W.                                    22.50

                      ROWLEY, JENNIFER K.                                  22.50

                      RODNITZKY, ADAM                                      22.50

                      MEANS, RICHARD                                       22.50

                      PULSIFER, DAVID                                      22.50

                      TONGA PARTNERS LP                                    22.50

                      CUTTYHUNK FUND LIMITED                               22.50

                      KIRBY, JOHN                                          22.50

                      LOAR, JOHN                                           22.50

                      BECKER, JOSH                                         22.50

                      MASSIE, ANDREW H.                                    22.50

                      RODNITZKY, LAURA                                     22.50

                      RODNITZKY, DAVID                                     22.50

                      GROAT, ANDREW                                        22.50

                      HARDING, BENJAMIN                                    22.50

                      THELEN, RIED & PRIEST LLP                            22.50

                      EMBASSY & CO.                                       225.03

                      ABSON, MCCAIN D                                      22.50

                      AMES, ROBERT A                                       22.50

                      AMIR, NIRAN                                          22.50

                      BEDIKIAN, STEPHEN                                    22.50

                      BLOOMFIELD, EMILY                                    22.50

                      BOSCARINO, CHARLIE                                   22.50

                      BROWER, JAMES                                        22.50

                      CHEW, CHEE MENG                                      22.50

                      CHU, GEORGE                                          22.50

                      CRUZ, ELIZABETH                                      22.50

                      DAY, WYATT                                           22.50

                      DEMPSEY, GARY J                                      22.50

                      EIG, DAVE                                            22.50

                      ELDRIDGE, JOSH S.                                    22.50

                      FOSTER, CHRISTOPHER                                  22.50

                      FRASER, EILEEN                                       22.50

                      GOODMAN, DAVID ALAN                                  22.50

                      GREEN, CARLOS P                                      22.50

                      GRIFFIN, SHANDA                                      22.50

                      HANSON, JOY                                          22.50

                      HASEGAWA, STEVE T.                                   22.50

                      HATT, ERIC                                           22.50

                      HETRICK, GREGORY                                     22.50

                      HUFLER, TIM J                                        22.50

                      JAMES, CANDACE                                       22.50

                      JOCHUM, MICHAEL                                      22.50

                      KALINOSKI, JOSEPH                                    22.50

                      KOHAN, BIJAN                                         22.50

                      LEW, TONY                                            22.50

                      LOSEE, JAMES T.                                      22.50

                      MARTIN, ISSAC                                        22.50

                      MARTINEZ, FRANCISCO                                  22.50

                      MAX, STEPHEN                                         22.50

                      MEYER, TARA L                                        22.50

                      MILBY, DAVID                                         22.50

                      MUELLER II, JOHN L                                   22.50

                      PACHECO, TEREASA                                     22.50

                      PALERMO, ANTHONY                                     22.50

                      PARK, SUNG HO                                        22.50

                      PARKER, CHRISTINA MCCRARY                            22.50

                      QUINN FITZGERALD, MICHELLE                           22.50

                      REBULTAN, DEBORAH GUERRERO                           22.50

                      REYNOLDS, MATTHEW                                    22.50

                      ROUZA, KAREN A.                                      22.50

                      RUCKEL, DANIEL                                       22.50

                      SHIN, SUSIE S                                        22.50

                      STABILE, MATTHEW                                     22.50

                      STEADMAN, MARK                                       22.50

                      SULLIVAN, ROB                                        22.50

                      TAN, WILLIAM                                         22.50

                      TRUONG, HUE                                          22.50

                      VILLAREAL, ALEX                                      22.50

                      WANG, NING                                           45.01

                      WEISS, ELLIOTT                                       22.50

                      YOUNG, GERRIT                                        22.50

                      YU, LEO                                              22.50

                      ZUCKER, SHERYL LEE                                   22.50

                      PETER B FOREMAN REVOCABLE TRUST                      22.50

                      MACDONALD COMPUTER SYSTEMS                           22.50
                      CARPARTS.COM INVESTORS                              180.02
                      COVESTCO                                            360.04
                      ENTHUSIAST VENTURES.COM, INC.                       202.73
                                                                          ------

                      TOTAL CASH PAYMENT                               $4,253.00
                                                                       ---------

                                    EXHIBIT D

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                                WARRANT AGREEMENT

                          FOR JUNIOR PREFERRED STOCK OF

                             AUTO DATA NETWORK, INC.

Warrant No. ____

Date of Issuance: ____ __, 2004         Warrant  to  purchase  an  aggregate  of
                                        ______shares of Junior Preferred Stock

      THIS CERTIFIES that, for value received, [_________________________], or his/her/its permitted transferees, successors or assigns (collectively, the "Holder"), is entitled to purchase from AUTO DATA NETWORK, INC., a Delaware corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, [__________________________] ([____________]) fully paid, validly issued and nonassessable shares (the "Warrant Shares") of Junior Preferred stock of the Company, par value $0.00l per share (the "Junior Preferred Stock"), at the exercise price of One Dollar and Ninety Cents ($1.90) per share (the "Warrant Share Price"). Securities issuable upon exercise of this Warrant and the Warrant Share Price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant Agreement in part or transfer of this Warrant in whole or in part. Capitalized terms used herein and not defined have the respective meanings given to them in that certain Amended and Restated Agreement and Plan of Merger, dated as of August 2, 2004, by and among the Company, the Holder and the other parties named therein (the "Merger Agreement").

      The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      Subject to Section 4 of this Warrant and the applicable provisions of the Merger Agreement and applicable law, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent (as defined in Section 1.(a) herein) or to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Any transfer or assignment of this Warrant and Warrant Shares obtained by the Holder in exercise of this Warrant is subject to any applicable restrictions under the Merger Agreement, if any, and the requirements that such securities be registered under the Securities Act and applicable state securities laws or exempt from registration under such laws.

      EXERCISE; PAYMENT FOR OWNERSHIP INTEREST.

      (a) Upon the terms and subject to the conditions set forth herein, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and on or prior to 5 p.m. New York local time on the earliest date to occur (the "Expiration Date")of (x) [INSERT FIVE YEAR ANNIVERSARY OF ISSUANCE DATE] (the "Expiration Maturity Date") and (y) the Early Expiration Date, as such term is defined herein, by presentation and surrender of this Warrant to the principal offices of the Company, or at the office of its Transfer Agent (the "Transfer Agent"), if any, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Warrant Share Price multiplied by the number of Warrant Shares as to which this Warrant is then being exercised in U.S. dollars by certified or official bank check or wire transfer of immediately available funds of the cash purchase price; provided, however, that in each case, the minimum number of Warrant Shares as to which this Warrant is being exercised shall be the lesser of (i) 1,000 Warrant Shares or (ii) all Warrant Shares then held by the Holder on an as exercised basis; provided, further, that in the event of any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company, prior to the Expiration Date, the Holder shall have the right to exercise this Warrant commencing at such time through the Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. Any transfer of Warrant Shares obtained by the Holder in exercise of this Warrant is subject to the requirement that such transfer be in compliance with the applicable provisions of the Merger Agreement, if any, and that such securities be registered under the Securities Act, and applicable state securities laws or exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a stockholder of the Warrant Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment in U.S. dollars by certified or official bank check or wire transfer of immediately available funds of the cash purchase price for the number of Warrant Shares as to which the exercise is being made, notwithstanding that the stock transfer books of the Company shall be then closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder. The Company shall not enter into any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (a).

            (i) As used herein, "Early Expiration Date" means ten (10) business days after delivery of written notice by the Company to the Holder that the average of the Market Price (as defined herein) for a share of Company Common Stock underlying the Junior Preferred Stock for thirty consecutive trading days was equal to or greater than Four Hundred Percent (400%) of the then-applicable Warrant Share Price. Notwithstanding the foregoing, there can be no "Early Expiration Date" if the Warrant Shares are not either covered by an effective registration statement under the Securities Act or an applicable exemption from registration under the Securities Act;

            (ii) As used herein, "Market Price" means, with respect to the shares of Common Stock, (i) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; or (iii) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation) (such applicable trading market to be referred to as the "Trading Market"). In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

            (iii) As used herein, "Trading Day" means a day on which the principal Trading Market with respect to the Common Stock is open for the transaction of business.

      (b) If this Warrant shall be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and deliver, promptly (but in no event more than ten business days after such surrender), a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in part, such exercise shall be for a whole number of Warrant Shares. Upon any exercise and surrender of this Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company (the "Board") shall in good faith determine), and
(ii) will deliver promptly thereafter (but in no event more than ten business days thereafter) to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

      (c) This Warrant may be exercised by means of a "cashless exercise" in which the Holder shall tender to the Company the Warrant for the amount of Warrant Shares for which it is being exercised, along with the written notice of exercise, and the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the Market Price on the Trading Day immediately preceding the date of such election;

            (B) = the Warrant Share Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

      ARTICLE XXXVIII ANTI-DILUTION PROVISIONS. THE WARRANT SHARE PRICE IN EFFECT AT ANY TIME AND THE NUMBER AND KIND OF SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME UPON THE HAPPENING OF CERTAIN EVENTS AS FOLLOWS:

      Adjustments.

      (a) Definition of Additional Stock. The term "Additional Shares of Common Stock" includes all shares of Common Stock issued by the Company after the Date of Issuance, other than:

            (i) Shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization affecting such shares) issuable or issued to the Company's employees, directors or consultants pursuant to a stock option plan or restricted stock plan or other compensation plan approved by the Board;

            (ii) Shares of Common Stock issued or issuable pursuant to securities outstanding at the Date of Issuance or agreements to issue such securities or underlying shares of Common Stock which agreements are outstanding at the Date of Issuance;

            (iii) Shares of Common Stock issued or issuable pursuant to subsection 2.1(b)(iv) below;

            (iv) Shares of Common Stock issuable upon exercise of options or warrants, or upon conversion of convertible securities or other rights, outstanding as of the Date of Issuance; and

            (v) Shares of capital stock or options or warrants to purchase capital stock issued to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions or to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Board, including within this exception shares issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions.

      (b) Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof:

            (i) make a dividend or distribution on the outstanding shares of Common Stock payable in capital stock;

            (ii) subdivide or reclassify or reorganize its outstanding shares of Common Stock into a greater number of shares;

            (iii) combine or reclassify or reorganize its outstanding shares of Common Stock into a smaller number of shares; or

            (iv) issue, by reclassification of its Common Stock or other reorganization, any Additional Shares of Common Stock;

then the number and kind of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Warrant Shares purchasable upon exercise hereof is adjusted as herein provided, the Warrant Price shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock purchasable after the adjustment. An adjustment made pursuant to this Section 2.1(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 2.1(b), the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and any other class of capital stock of the Company, the Board (whose good faith determination shall be applied fairly and ratably to all holders of Warrants and shall be conclusive and shall be described in a written notice to all holders of Warrants promptly after such adjustment) shall determine in good faith the allocation of the adjusted Warrant Share Price between or among the shares of such classes of capital stock or shares of Common Stock and such other class of capital stock.

      The adjustment to the number of Warrant Shares purchasable upon the exercise of this Warrant described in this Section 2.1(b) shall be made each time any event listed in paragraphs (i) through (iv) of this Section 2.1(b) occurs.

      (c) Issuance of Common Stock Below Warrant Share Price. If the Company shall issue any Additional Shares of Common Stock after the date hereof (excluding any such issuance for which an adjustment is made under the foregoing subsection (b)), for no consideration or for a consideration per share less than the Warrant Share Price in effect on the date of and immediately prior to such issue, then in such event, the Warrant Share Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

                  (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Market Price in effect immediately prior to such issuance or sale, plus
(y) the aggregate consideration received or deemed to be received by the Company upon such issuance or sale, by

                  (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

      (d) Issuance of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Company, at any time or from time to time after the Date of Issuance, shall issue any options, warrants or other rights to purchase Common Stock (collectively, "Options") or securities that, by their terms, directly or indirectly, are convertible into or exchangeable for shares of Common Stock ("Convertible Securities") or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued pursuant to this
Section 2.1(d):

            (i) no further adjustment in the Warrant Share Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Share Price then in effect hereunder shall forthwith be increased to the Warrant Share Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause
            (ii) shall have the effect of increasing the Warrant Share Price to an amount which exceeds the lower of (A) the Warrant Share Price on the original adjustment date, or (B) the Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

            (iii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed to reflect such decrease or increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause
            (iii) shall have the effect of decreasing the Warrant Share Price to an amount which exceeds the lower of (A) the Warrant Share Price on the original adjustment date, or (B) the Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

            (iv) if such Options or Convertible Securities cover shares which are excluded from the definition of Additional Shares of Common Stock by Section 2.1(a), then this Section 2.1(d) shall not apply to those underlying shares.

            (iv) Determination of Consideration. For purposes of this Subsection 2.1(d), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) Cash and Property: Such consideration shall:

                                    (1)     insofar as it consists  of cash,  be
                                            computed  at the  aggregate  of cash
                                            received by the  Company,  excluding
                                            amounts  paid or payable for accrued
                                            interest or accrued dividends;

                                    (2)     insofar as it  consists  of property
                                            other than cash,  be computed at the
                                            fair  market  value  thereof  at the
                                            time of such issue, as determined in
                                            good faith by the Board; and

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2.1(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                    (1)     the total amount,  if any,  received
                                            or  receivable  by  the  Company  as
                                            consideration  for the issue of such
                                            Options or  Convertible  Securities,
                                            plus the minimum aggregate amount of
                                            additional   consideration  (as  set
                                            forth  in the  instruments  relating
                                            thereto,   without   regard  to  any
                                            provision  contained  therein  for a
                                            subsequent    adjustment   of   such
                                            consideration)    payable   to   the
                                            Company  upon the  exercise  of such
                                            Options   or   the   conversion   or
                                            exchange    of   such    Convertible
                                            Securities,   or  in  the   case  of
                                            Options for Convertible  Securities,
                                            the  exercise  of such  Options  for
                                            Convertible   Securities   and   the
                                            conversion   or   exchange  of  such
                                            Convertible Securities, by

                                    (2)     the  maximum  number  of  shares  of
                                            Common  Stock  (as set  forth in the
                                            instruments     relating    thereto,
                                            without   regard  to  any  provision
                                            contained  therein for a  subsequent
                                            adjustment of such number)  issuable
                                            upon the exercise of such Options or
                                            the  conversion  or exchange of such
                                            Convertible Securities.

      In the event that at any time, as a result of an adjustment made pursuant to this Section 2.1, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

            Extraordinary Distributions. In case the Company shall at any time or from time to time, after the issuance of the Warrant but prior to the exercise hereof, distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other property or assets (excluding any such event for which adjustment is made under Section 2) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, the Holder shall be entitled to participate in any such distribution based on the number of shares of Common Stock it would have been entitled to receive had the Warrant been exercised immediately prior to the occurrence of such distribution, as if the Holder were the owner of such shares of Common Stock at the time of such distribution. Notwithstanding the foregoing, this Section 2.1(e) shall be of no force or effect until and unless such time as the Company shall grant a similar right to holders of warrants issued after the date hereof, at which time the Holders shall be entitled to the same protection for extraordinary dividends as granted to such future holders of warrants, if any.

      SECTION 38.02 Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Section 2.1 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Warrant Share Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

      SECTION 38.03 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Price pursuant to this Section 2, the Company at its expense will as promptly as possible, but in any event within ten (10) business days, compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Warrant Share Price or adjusted number of shares of Common Stock, if any, issuable upon exercise of each Warrant, describing in reasonable detail the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.

      SECTION 38.04 Other Notices. If at any time:

      the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; or (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property or assets to the holders of shares of the Common Stock (including, without limitation, cash, evidences of indebtedness and equity and debt securities);

      (a) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

      (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (x) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance; provided that such ten (10) day period shall be increased to thirty (30) days in the case of Section 2.4(a)(ii), and (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 10 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

      SECTION 38.05 Adjustment Calculations. No adjustment in the Warrant Share Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      2.6 Appraisal. If a majority in interest of the Holders reasonably disagrees with any of the Board's determinations referred to in this Section 2 (each, a "Determination"), and such majority of Holders shall notify the Company of its disagreement by furnishing to the Company a written notice setting forth in reasonable detail the fact of such dispute, the basis for such dispute, and such Holders' alternative calculation (such notice, a "Determination Dispute Notice"), and such Determination Dispute Notice is received by the Company within seven (7) days of the Company having given notice of the Determination to the Holders, then the Company and a majority in interest of such Holders (the "Warrant Representative") shall resolve such Determination Dispute in accordance with the terms and provisions of this Section 2.6. The Holders agree that this
Section 2.6 sets forth the exclusive mechanism for the Holders to make any such dispute and to resolve the same, and shall not be entitled to make any such dispute in any other manner. The Company and the Warrant Representative shall use good faith efforts to mutually agree upon the designation of a single Qualified Appraiser (as defined below) within seven (7) business days of the receipt by the Company of a valid Determination Dispute Notice received by the Company in within the time period set forth above in this Section 2.6. If such a single Qualified Appraiser is designated, that person shall make a Determination. If the Company and the Warrant Representative do not so agree upon the designation of a single Qualified Appraiser within such period, then within five (5) business days following the end of such period, each of the Company and the Warrant Representative by written notice to the other shall designate a Qualified Appraiser (or if any party fails to so select a Qualified Appraiser within the time period specified, the Person selected by the other party shall be the Qualified Appraiser) and the two Qualified Appraisers so designated shall within ten (10) business days of their designation jointly designate a third Qualified Appraiser, and such third Qualified Appraiser so designated, solely, shall independently make a Determination. The parties may submit the basis for their respective views to the Appraiser in writing. In such event, each party shall furnish its submission to the other party at the same time as the submission is furnished to the Qualified Appraiser, and the other party shall have two (2) business days within which to furnish a single rebuttal to such original submission. The Qualified Appraiser may consider such submissions in reaching the Determination. If there is only a single Qualified Appraiser, the fees and expenses of the Qualified Appraiser shall be paid equally by the Company and the Warrant Representative. If three Qualified Appraisers are appointed, the Company shall pay the fees and expenses of the Qualified Appraiser which it appoints, the Warrant Representative shall pay the fees and expenses of the Qualified Appraiser which it appoints, and the fees and expenses of the third Qualified Appraiser shall be shared equally by the Company and the Warrant Representative. The designated Qualified Appraiser shall make the Determination not later than ten (10) business days following the appointment of the Qualified Appraiser making the Determination. The Determination made by the applicable Qualified Appraiser shall be final, conclusive and binding on the parties hereto. None of the Qualified Appraisers shall be affiliated with any of the Company, the Warrant Representative or another Qualified Appraiser. For the purposes of this Agreement, "Qualified Appraiser" shall mean an individual who is engaged on a regular basis (although not necessarily full time) in valuing securities or arrangements similar to this Agreement, as the case may be, and may include (but shall not be limited to) professional business appraisers, investment bankers or accountants.

      ARTICLE XXXIX NO VOTING RIGHTS AS STOCKHOLDERS OR LIABILITIES. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS WARRANT SHALL NOT BE DEEMED TO CONFER UPON THE HOLDER ANY RIGHT TO VOTE OR TO CONSENT TO OR RECEIVE NOTICE AS A STOCKHOLDER OF THE COMPANY, AS SUCH, IN RESPECT OF ANY MATTERS WHATSOEVER, OR ANY OTHER RIGHTS OR LIABILITIES AS A STOCKHOLDER, PRIOR TO THE EXERCISE HEREOF. NOTHING CONTAINED IN THIS WARRANT SHALL BE DEEMED AS IMPOSING ANY LIABILITIES ON THE HOLDER TO PURCHASE ANY SECURITIES WHETHER SUCH LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OR STOCKHOLDERS OF THE COMPANY OR OTHERWISE.

      ARTICLE XL WARRANTS TRANSFERABLE. SUBJECT TO THE TERMS HEREOF, THIS WARRANT AND ALL RIGHTS HEREUNDER ARE TRANSFERABLE, SUBJECT TO THE APPLICABLE TERMS OF THE MERGER AGREEMENT, IF ANY, AND APPLICABLE LAW, IN WHOLE OR IN PART, UPON SURRENDER OF THIS WARRANT WITH A PROPERLY EXECUTED FORM OF ASSIGNMENT AT THE PRINCIPAL OFFICES OF THE COMPANY. THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE APPLICABLE TERMS OF THE MERGER AGREEMENT, IF ANY, AND THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXCEPTION THEREFROM, AND THEN ONLY AGAINST RECEIPT OF AN AGREEMENT OF THE PERSON TO WHOM SUCH OFFER OR SALE OR TRANSFER IS MADE TO COMPLY WITH THE PROVISIONS OF THIS WARRANT WITH RESPECT TO ANY RESALE OR OTHER DISPOSITION OF SUCH SECURITIES; PROVIDED THAT NO SUCH AGREEMENT SHALL BE REQUIRED FROM ANY PERSON PURCHASING THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT. NO SUCH DISPOSITION SHALL OCCUR WITHOUT AN OPINION OF SUCH HOLDER'S COUNSEL, WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY'S COUNSEL.

      ARTICLE XLI WARRANTS EXCHANGEABLE; ASSIGNMENT; LOSS, THEFT, DESTRUCTION, ETC. THIS WARRANT IS EXCHANGEABLE, WITHOUT EXPENSE, UPON SURRENDER HEREOF BY THE HOLDER HEREOF AT THE PRINCIPAL OFFICES OF THE COMPANY, OR AT THE OFFICE OF ITS TRANSFER AGENT, IF ANY, FOR NEW WARRANTS OF LIKE TENOR REPRESENTING IN THE AGGREGATE THE RIGHT TO SUBSCRIBE FOR AND PURCHASE THE WARRANT SHARES WHICH MAY BE SUBSCRIBED FOR AND PURCHASED HEREUNDER, EACH SUCH NEW WARRANT TO REPRESENT THE RIGHT TO SUBSCRIBE FOR AND PURCHASE SUCH WARRANT SHARES AS SHALL BE DESIGNATED BY SUCH HOLDER HEREOF AT THE TIME OF SUCH SURRENDER. UPON SURRENDER OF THIS WARRANT TO THE COMPANY AT ITS PRINCIPAL OFFICE, OR AT THE OFFICE OF ITS TRANSFER AGENT, IF ANY, WITH AN INSTRUMENT OF ASSIGNMENT DULY EXECUTED AND FUNDS SUFFICIENT TO PAY ANY TRANSFER TAX, THE COMPANY SHALL, WITHOUT CHARGE, EXECUTE AND DELIVER A NEW WARRANT IN THE NAME OF THE ASSIGNEE NAMED IN SUCH INSTRUMENT OF ASSIGNMENT AND THIS WARRANT SHALL PROMPTLY BE CANCELLED. THIS WARRANT MAY BE DIVIDED OR COMBINED WITH OTHER WARRANTS WHICH CARRY THE SAME RIGHTS UPON PRESENTATION HEREOF AT THE PRINCIPAL OFFICE OF THE COMPANY, OR AT THE OFFICE OF ITS TRANSFER AGENT, IF ANY, TOGETHER WITH A WRITTEN NOTICE SPECIFYING THE NAMES AND DENOMINATIONS IN WHICH NEW WARRANTS ARE TO BE ISSUED AND SIGNED BY THE HOLDER HEREOF. THE TERM "WARRANT" AS USED HEREIN INCLUDES ANY WARRANTS INTO WHICH THIS WARRANT MAY BE DIVIDED OR EXCHANGED. UPON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF THE LOSS, THEFT, DESTRUCTION OR MUTILATION OF THIS WARRANT AND, IN THE CASE OF ANY SUCH LOSS, THEFT OR DESTRUCTION, UPON DELIVERY OF INDEMNITY REASONABLY SATISFACTORY TO THE COMPANY, OR, IN THE CASE OF ANY SUCH MUTILATION, UPON SURRENDER OR CANCELLATION OF THIS WARRANT, THE COMPANY WILL ISSUE TO THE HOLDER HEREOF A NEW WARRANT OF LIKE TENOR, IN LIEU OF THIS WARRANT, REPRESENTING THE RIGHT TO SUBSCRIBE FOR AND PURCHASE THE WARRANT SHARES WHICH MAY BE SUBSCRIBED FOR AND PURCHASED HEREUNDER. ANY SUCH NEW WARRANT EXECUTED AND DELIVERED SHALL CONSTITUTE AN ADDITIONAL CONTRACTUAL OBLIGATION OF THE COMPANY, WHETHER OR NOT THIS WARRANT SO LOST, STOLEN, DESTROYED, OR MUTILATED SHALL BE AT ANY TIME ENFORCEABLE BY ANYONE.

      ARTICLE XLII LEGENDS; INVESTMENT REPRESENTATIONS. ANY CERTIFICATE EVIDENCING THE SECURITIES ISSUED UPON EXERCISE OF THIS WARRANT SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY OTHER APPLICABLE SECURITIES LAWS IS AVAILABLE.

      ARTICLE XLIII MODIFICATIONS AND WAIVERS. THE HOLDER OF THIS WARRANT ACKNOWLEDGES AND AGREES THAT THE TERMS OF THIS WARRANT MAY BE AMENDED, MODIFIED OR WAIVED ONLY BY THE WRITTEN AGREEMENT BETWEEN THE HOLDER AND THE COMPANY.

      ARTICLE XLIV EXPENSES. THE COMPANY SHALL PAY ALL EXPENSES AND OTHER CHARGES PAYABLE IN CONNECTION WITH THE PREPARATION, ISSUANCE AND DELIVERY OF THIS WARRANT AND ALL SUBSTITUTE WARRANTS. THE HOLDER SHALL PAY ALL TAXES IN CONNECTION WITH ANY SALE, ASSIGNMENT OR OTHER TRANSFER OF THIS WARRANT.

      ARTICLE XLV BOOKS. THE COMPANY SHALL MAINTAIN, AT THE OFFICE OR AGENCY OF THE COMPANY MAINTAINED BY THE COMPANY, BOOKS FOR THE REGISTRATION AND TRANSFER OF THE WARRANT.

      ARTICLE XLVI RESERVATION OF WARRANT SHARES. THE COMPANY OR, IF APPOINTED, THE TRANSFER AGENT FOR THE COMMON STOCK, AND EVERY SUBSEQUENT TRANSFER AGENT FOR ANY SHARES OF THE COMPANY'S CAPITAL STOCK ISSUABLE UPON THE EXERCISE OF ANY OF THE RIGHTS OF PURCHASE AFORESAID WILL BE IRREVOCABLY AUTHORIZED AND DIRECTED AT ALL TIMES TO RESERVE SUCH NUMBER OF AUTHORIZED SHARES AS SHALL BE REQUIRED FOR SUCH PURPOSE. THE COMPANY WILL KEEP A COPY OF THIS WARRANT ON FILE WITH THE TRANSFER AGENT AND WITH EVERY SUBSEQUENT TRANSFER AGENT FOR ANY SHARES OF THE COMPANY'S CAPITAL STOCK ISSUABLE UPON THE EXERCISE OF THE RIGHTS OF PURCHASE REPRESENTED BY THIS WARRANT. THE COMPANY WILL FURNISH SUCH TRANSFER AGENT A COPY OF ALL NOTICES OF ADJUSTMENTS AND CERTIFICATES RELATED THERETO TRANSMITTED TO THE HOLDER PURSUANT TO SECTION 2.5 HEREOF.

      ARTICLE XLVII [INTENTIONALLY OMITTED]

      ARTICLE XLVIII LISTING ON SECURITIES EXCHANGES; REGISTRATION. IF, AND SO LONG AS, ANY CLASS OF THE COMPANY'S COMMON STOCK SHALL BE LISTED ON ANY NATIONAL SECURITIES EXCHANGE (AS DEFINED IN THE EXCHANGE ACT) OR NASDAQ, THE COMPANY SHALL USE ITS REASONABLE BEST EFFORTS TO, AT ITS EXPENSE, OBTAIN AND MAINTAIN THE APPROVAL FOR LISTING UPON OFFICIAL NOTICE OF ISSUANCE OF ALL SHARES OF THE COMPANY'S COMMON STOCK WHICH MAY BE ACQUIRED UPON CONVERSION OF THE THEN OUTSTANDING WARRANT SHARES AND MAINTAIN THE LISTING OF WARRANT SHARES AFTER THEIR ISSUANCE; AND THE COMPANY WILL SO LIST ON SUCH NATIONAL SECURITIES EXCHANGE OR NASDAQ, IF APPLICABLE, WILL REGISTER UNDER THE EXCHANGE ACT (OR ANY SIMILAR STATUTE THEN IN EFFECT), AND WILL MAINTAIN SUCH LISTING OF, ANY OTHER SECURITIES THAT AT ANY TIME ARE ISSUABLE UPON EXERCISE OF THIS WARRANT IF AND AT THE TIME ANY SECURITIES OF THE SAME CLASS SHALL BE LISTED ON SUCH NATIONAL SECURITIES EXCHANGE OR NASDAQ BY THE COMPANY.

      ARTICLE XLIX NO DILUTION OR IMPAIRMENT. THE COMPANY WILL NOT ACT FOR THE PURPOSE OF AVOIDING OR SEEKING TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS OF THIS WARRANT, BY AMENDMENT OF ITS CERTIFICATE OR ARTICLES OF INCORPORATION OR OTHER ORGANIZATIONAL DOCUMENTS OR THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER ACTION, BUT WILL, AT ALL TIMES, IN GOOD FAITH, ASSIST IN THE CARRYING OUT OF ALL SUCH TERMS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY WILL NOT INCREASE THE PAR VALUE OF ANY SHARES OF STOCK RECEIVABLE ON THE EXERCISE OF THIS WARRANT ABOVE THE AMOUNT PAYABLE THEREFOR ON SUCH EXERCISE.

      ARTICLE L MISCELLANEOUS.

            SECTION 50.01 Notices. All notices and other communications shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery, delivered by hand or sent by facsimile as follows:

                           If to the Company:

                           Auto Data Network, Inc.
                           712 Fifth Avenue, 19th Floor
                           New York, New York  10019
                           Attention:  Chief Executive Officer
                           Telephone:  (212)897-6848
                           and with a copy to:
                           Auto Data Network, Inc.
                           712 Fifth Avenue, 19th Floor
                           New York, New York  10019
                           Attention:  Andrew J. Cosentino
                           Telephone:  (212)897-6910


                  If to the Holder:         The  address and/or facsimile
                                            furnished   to the Company
                                            in  writing  by the last  registered
                                            Holder  of this  Warrant  who  shall
                                            have  furnished  an  address  and/or
                                            facsimile to the Company in writing.

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, five days after they have been mailed by first-class certified or registered mail, postage prepaid, or upon receipt if delivered by a reputable overnight courier or if delivered personally or by facsimile transmission.

      SECTION 50.02 Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

      SECTION 50.03 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Warrant, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the undersigned hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Warrant may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

      SECTION 50.04 Headings. The headings of this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      IN WITNESS WHEREOF, this Warrant Agreement has been executed as of the date first written above.

                                        AUTO DATA NETWORK, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  PURCHASE FORM

Dated: __________

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ Warrant Shares and hereby makes full cash payment of $_____________ in payment of the exercise price thereof.

      The undersigned has had the opportunity to ask questions of and receive answers from the officers of the Company regarding the affairs of the Company and related matters, and has had the opportunity to obtain additional information necessary to verify the accuracy of all information so obtained.

      [The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.] [THIS MAY NOT APPLY DEPENDING UPON WHETHER A REGISTRATION STATEMENT IS EFFECTIVE.]


                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Print or type name)

                                            ------------------------------------
                                            (Address)

                                            ------------------------------------

                                            ------------------------------------

      NOTICE: The signature of this Purchase Form must correspond with the name as written upon the face of the within Warrant, or upon the assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT


[To be completed and signed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the right represented by the within Warrant to purchase ________ shares of Common Stock of _____________ to which the within Warrant relates and appoints _____________ attorney to transfer said right on the books of ___________________ with full power of substitution in the premises.

Dated:  _________   ___,  200__

                                            ------------------------------------

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                                     Address of Transferee:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


In the presence of:

------------------------------------


                               CONSENT OF ASSIGNEE

      I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:
       ----------------------               ------------------------------------
                                            (Signature of Assignee)

                                            ------------------------------------
                                            (Print or type name)